      As Filed With the Securities and Exchange Commission on July 29, 2002
                            Registration No. 33-46279

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [_]

                       POST-EFFECTIVE AMENDMENT NO. 14 [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 16 [X]

                     FLAG INVESTORS VALUE BUILDER FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                               Baltimore, MD 21202
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (410) 727-1700

                               Bruce A. Rosenblum
                                One South Street
                               Baltimore, MD 21202
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

___ immediately upon filing pursuant to paragraph (b)
_X_ on August 1, 2002 pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
___ on [date] pursuant to paragraph (a) of rule 485

                                                      Deutsche Asset Management

Flag Investors Value Builder Fund, Inc.
Class A Shares
Class B Shares
Class C Shares

Supplement dated August 1, 2002 to Prospectus dated August 1, 2001

This Supplement updates and replaces certain information included in the Fund's Prospectus dated August 1, 2001, as described below. You should refer to this Supplement in conjunction with that Prospectus.

Additionally, effective August 19, 2002, the Fund will become part of the Scudder family of funds and will be known as the "Scudder Flag Investors Value Builder Fund." For information regarding transactions involving Fund shares after August 19, 2002, please refer to the Scudder "Welcome" Brochure to be mailed to Fund shareholders on or about August 1, 2002.

       A Member of the
[LOGO] Deutsche Bank Group

The following replaces the 'Total Returns, After Fees and Expenses' section on page 5 of the Prospectus:


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart below and table on the next page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows Class A shares' actual return for each full calendar year since the Fund began selling Class A shares. The table compares Class A, B and C shares' average annual total return with the Standard & Poor's 500(R) Composite Stock Index ('S&P 500(R) Index') and three other indices over the last calendar year, the last five calendar years (if applicable) and since each class' inception. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Class A shares. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.
--------------------------------------------------------------------------------
The Standard and Poor's 500(R) Composite Stock Index is an unmanaged index that measure the performance of 500 large US companies. It is a model, not an actual portfolio.
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only reflects the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares. The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

/1/ These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
/2/ The Blended Index is composed of 60% S&P 500 Index, 35% Lehman Brothers Intermediate US Government/Corporate Bond Index and 5% Merrill Lynch 3-Month Treasury Bill Index.
/3/ The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper balanced fund investment category. Typically, the stock/bond ratio of the funds in the index ranges around 60%/40%.
/4/ For the period from 6/30/92 through 12/31/01.
/5/ For the period from 12/31/94 through 12/31/01.
/6/ For the period from 3/31/98 through 12/31/01.
                                    [CHART]


Year-by-Year Returns
Class A Shares*
(each full calendar year since inception)

 1993    1994     1995    1996    1997    1998    1999    2000    2001
------  -------  ------  ------  ------  ------  ------  -------  -----
11.76%  (0.37)%  32.74%  24.64%  22.67%  18.53%  13.81%  (0.49)%  3.20%

*The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period December 31, 2001 through June 30, 2002, the year-to-date return for Class A shares was -13.83%. For the period shown in the bar chart, the highest return in any calendar quarter was 17.91% (fourth quarter
1998) and its lowest quarter was -15.08% (third quarter 2001).



         Performance for Periods Ended December 31, 2001
                                           Average Annual Total Returns
                                        1 Year 5 Years  Since Inception
         Class A shares/1/
         Return Before Taxes           - 2.48%   9.94% 12.92% (6/15/92)
         --------------------------------------------------------------
         Class A shares
         Return After Taxes on
          Distributions                - 3.16%   8.27% 11.34%
         --------------------------------------------------------------
         Class A shares
         Return After taxes on
          Distributions and Sale
          of Fund shares/3/            - 1.48%   7.54% 10.28%
         --------------------------------------------------------------
         S&P 500(R) Index              -11.87%  10.70% 13.74%/4/
         --------------------------------------------------------------
         Blended Index/2/              - 3.73%   9.59% 11.09%/4/
         --------------------------------------------------------------
         Lipper Balanced Fund Index/3/ - 3.24%   8.37% 10.02%/4/
         --------------------------------------------------------------
         Class B shares/1/             - 2.60%  10.09% 15.05% (1/3/95)
         --------------------------------------------------------------
         S&P 500(R) Index              -11.87%  10.70% 15.92%/5/
         --------------------------------------------------------------
         Blended Index/2/              - 3.73%   9.59% 12.81%/5/
         --------------------------------------------------------------
         Lipper Balanced Fund Index/3/ - 3.24%   8.37% 11.26%/5/
         --------------------------------------------------------------
         Class C shares/1/               1.39%     N/A  5.15% (4/8/98)
         --------------------------------------------------------------
         S&P 500(R) Index              -11.87%     N/A  2.43%/6/
         --------------------------------------------------------------
         Blended Index/2/              - 3.73%     N/A  4.57%/6/
         --------------------------------------------------------------
         Lipper Balanced Fund Index/3/ - 3.24%     N/A  3.83%/6/
         --------------------------------------------------------------


--------------------------------------------------------------------------------

The following replaces the 'Annual Fund Operating Expenses' section on pages 6 and 7 of the Prospectus:

The Shareholder fees and Annual Fund Operating Expenses table describes the fees and expenses that you may pay if you buy and hold Class A, B or C shares.

Expense Example: The examples below illustrate the expenses you would have incurred on a $10,000 investment in Class A, B and C shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and that you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.

Federal regulations require that the expense example reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See the section entitled 'Sales Charges.) Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they may pay the combination of the initial sales charge and the recurring 12b-1 fees.
--------------------------------------------------------------------------------
/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years. (See the section entitled 'Sales Charges--Redemption Price.')
/2/ Contingent deferred sales charges decline over time and reach zero after six years. After seven years, Class B shares convert automatically to Class A shares. (See the section entitled 'Sales Charges--Automatic Conversion of Class B Shares' and 'How to Choose the Class That is Right for You.')
/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year of purchase. (See the section entitled 'Sales Charges--Redemption Price.')


       Shareholder Fees
       (fees paid directly from your investment)

                                             Class A    Class B  Class C
                                              Shares     Shares   Shares
                                             Initial   Deferred Deferred
                                               Sales      Sales    Sales
                                              Charge     Charge   Charge
       Maximum Sales Charge (Load)
        Imposed on Purchases (as a
        percentage of offering price)         5.50%/1/     None     None
       -----------------------------------------------------------------
       Maximum Deferred Sales Charge
        (Load) (as a percentage of original
        purchase price or redemption
        proceeds, whichever is lower)          None    5.00%/2/ 1.00%/3/
       -----------------------------------------------------------------


         Annual Fund Operating Expenses
         (fees paid directly from your investment)

                                                  Percentage of Average
                                                       Daily Net Assets
                                                Class A Class B Class C
         Management Fees                          0.74%   0.74%   0.74%
         --------------------------------------------------------------
         Distribution and/or Service
          (12b-1) fees                            0.25%   0.75%   0.75%
         --------------------------------------------------------------
         Other Expenses (including a 0.25%
          shareholder servicing fee for Class B
          and Class C shares)                     0.10%   0.35%   0.35%
         --------------------------------------------------------------
         Total Fund Operating Expenses            1.09%   1.84%   1.84%
         --------------------------------------------------------------

Expense Example


                 You would pay the following expenses if you redeemed
                 your shares:
                                  1 Year  3 Years  5 Years  10 Years
                 Class A shares     $655     $878   $1,119    $1,806
                 ----------------------------------------------------
                 Class B shares     $687     $879   $1,195    $1,870
                 ----------------------------------------------------
                 Class C shares     $287     $579     $995    $2,159
                 ----------------------------------------------------


                 You would pay the following expenses if you did not redeem your shares:
                                 1 Year  3 Years  5 Years  10 Years
                 Class A shares    $655     $878   $1,118    $1,806
                 ---------------------------------------------------
                 Class B shares    $187     $579     $995    $1,870
                 ---------------------------------------------------
                 Class C shares    $187     $579     $995    $2,159
                 ---------------------------------------------------


--------------------------------------------------------------------------------

The following information supplements the 'Management of the Fund' section on page 9 of the Prospectus:

ICCC provides a full range of investment advisory and administrative services and, as of June 30, 2002, managed approximately $8.4 billion in assets. ICCC also serves as the Fund's transfer agent.

ABIM is a registered investment advisor with approximately $7.5 billion in assets under management as of June 30, 2002.

The following replaces the 'Financial Highlights' tables on page 16 through 18 of the Prospectus:


Financial Highlights
Class A shares
(for a share outstanding throughout
each period)

                                                   For the Years Ended March 31,
                                              2002      2001      2000      1999      1998
Per share operating performance:

Net asset value, beginning of year         $21.78    $23.27    $24.15    $22.09    $17.14
------------------------------------------------------------------------------------------
Income from investment operations

Net investment income                        0.41      0.49      0.49      0.56      0.47
------------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss)
 on investments                              0.10      0.50     (0.20)     2.40      5.21
------------------------------------------------------------------------------------------
Total from investment operations             0.51      0.99      0.29      2.96      5.68
------------------------------------------------------------------------------------------
Distributions to shareholders

Net investment income and short-term
 capital gains                              (0.36)    (0.73)    (0.73)    (0.57)    (0.47)
------------------------------------------------------------------------------------------
Net realized long-term capital gains        (0.06)    (1.75)    (0.44)    (0.33)    (0.26)
------------------------------------------------------------------------------------------
Total distributions                         (0.42)    (2.48)    (1.17)    (0.90)    (0.73)
------------------------------------------------------------------------------------------
Net asset value, end of year               $21.87    $21.78    $23.27    $24.15    $22.09
------------------------------------------------------------------------------------------
Total investment return/1/                   2.37%     4.36%     1.11%    13.91%    33.82%
------------------------------------------------------------------------------------------
Supplemental data and ratios:

Net assets, end of year (000s omitted)   $553,159  $550,288  $622,580  $649,664  $491,575
------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                        1.86%     2.13%     2.06%     2.64%     2.49%
------------------------------------------------------------------------------------------
Expenses                                     1.09%     1.11%     1.09%     1.12%     1.14%
------------------------------------------------------------------------------------------
Portfolio turnover rate                        12%        8%       26%       10%        7%
------------------------------------------------------------------------------------------

 /1/ Total return excludes the effect of sales charge.


--------------------------------------------------------------------------------


Financial Highlights
Class B shares
(for a share outstanding throughout
each period)

                                                  For the Years Ended March 31,
                                              2002      2001      2000      1999     1998
Per share operating performance:

Net asset value, beginning of year         $21.71    $23.22    $24.11    $22.08   $17.16
-----------------------------------------------------------------------------------------
Income from investment operations

Net investment income                        0.25      0.31      0.31      0.41     0.34
-----------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss)
 on investments                              0.10      0.50     (0.20)     2.38     5.20
-----------------------------------------------------------------------------------------
Total from investment operations             0.35      0.81      0.11      2.79     5.54
-----------------------------------------------------------------------------------------
Distributions to shareholders

Net investment income and short-term
 capital gains                              (0.20)    (0.57)    (0.56)    (0.43)   (0.36)
-----------------------------------------------------------------------------------------
Net realized long-term capital gains        (0.06)    (1.75)    (0.44)    (0.33)   (0.26)
-----------------------------------------------------------------------------------------
Total distributions                         (0.26)    (2.32)    (1.00)    (0.76)   (0.62)
-----------------------------------------------------------------------------------------
Net asset value, end of year               $21.80    $21.71    $23.22    $24.11   $22.08
-----------------------------------------------------------------------------------------
Total investment return/1/                   1.63%     3.54%     0.36%    13.10%   32.84%
-----------------------------------------------------------------------------------------
Supplemental data and ratios:

Net assets, end of year (000s omitted)   $115,889  $109,888  $121,117  $110,680  $64,498
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                        1.11%     1.38%     1.30%     1.90%    1.75%
-----------------------------------------------------------------------------------------
Expenses                                     1.84%     1.86%     1.84%     1.87%    1.89%
-----------------------------------------------------------------------------------------
Portfolio turnover rate                        12%        8%       26%       10%       7%
-----------------------------------------------------------------------------------------

 /1/ Total return excludes the effect of sales charge.


--------------------------------------------------------------------------------

                                                                              3

Financial Highlights
Class C shares
(for a share outstanding throughout
each period)

                                                                        For the Period
                                         For the Years Ended March 31, April 8, 1998/1/
                                                                               through
                                             2002      2001      2000   March 31, 1999
Per share operating performance:

Net asset value, beginning of period      $21.73    $23.22    $24.12            $22.31
------------------------------------------------------------------------------------------
Income from investment operations

Net investment income                       0.26      0.32      0.31              0.39
------------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss)
 on investments                             0.09      0.51     (0.21)             2.10
------------------------------------------------------------------------------------------
Total from investment operations            0.35      0.83      0.10              2.49
------------------------------------------------------------------------------------------
Distributions to shareholders

Net investment income and short-term
 capital gains                             (0.20)    (0.57)    (0.56)            (0.35)
------------------------------------------------------------------------------------------
Net realized long-term capital gains       (0.06)    (1.75)    (0.44)            (0.33)
------------------------------------------------------------------------------------------
Total distributions                        (0.26)    (2.32)    (1.00)            (0.68)
------------------------------------------------------------------------------------------
Net asset value, end of period            $21.82    $21.73    $23.22            $24.12
------------------------------------------------------------------------------------------
Total investment return/2/                  1.63%     3.63%     0.31%            11.50%
------------------------------------------------------------------------------------------
Supplemental data and ratios:

Net assets, end of period (000s omitted) $39,763   $32,461   $33,989           $17,450
------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                       1.11%     1.38%     1.34%             2.05%/3/
------------------------------------------------------------------------------------------
Expenses                                    1.84%     1.86%     1.85%             1.91%/3/
------------------------------------------------------------------------------------------
Portfolio turnover rate                       12%        8%       26%               10%
------------------------------------------------------------------------------------------

 /1/ Commencement of operations.
 /2/ Total return excludes the effect of sales charge.
 /3/ Annualized.


--------------------------------------------------------------------------------

              Please Retain This Supplement for Future Reference


CUSIPs:
338.32R.105
338.32R.303
338.32R.501
                                                               SFIVBF-1 (08/02)

--------------------------------------------------------------------------------

                                                      Deutsche Asset Management

Flag Investors Value Builder Fund, Inc.
Institutional Class


Supplement dated August 1, 2002 to Prospectus dated August 1, 2001

This Supplement updates and replaces certain information included in the Fund's Prospectus dated August 1, 2001, as described below. You should refer to this Supplement in conjunction with that Prospectus.

Additionally, effective August 19, 2002, the Fund will become part of the Scudder family of funds and will be known as the "Scudder Flag Investors Value Builder Fund." For information regarding transactions involving Fund shares after August 19, 2002, please refer to the Scudder "Welcome" Brochure to be mailed to Fund shareholders on or about August 1, 2002.

[LOGO] A Member of the
       Deutsche Bank Group

The following replaces the 'Total Returns, After Fees and Expenses' section on page 5 of the Prospectus:

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart below and table on the next page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the Institutional Class' actual return for each full calendar year since the Fund began selling the Institutional Class. The table compares the Institutional Class' average annual total return with the Standard & Poor's 500(R) Composite Stock Index ('S&P 500(R) Index') and three other indices over the last calendar year, the last five calendar years and since inception. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. The after- tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.
--------------------------------------------------------------------------------
The Standard and Poor's 500(R) Composite Stock Index is an unmanaged index that measure the performance of 500 large US companies. It is a model, not an actual portfolio.
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares. The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.
                                    [CHART]

Year-by-Year Returns
Institutional Class*
(each full calendar year since inception)

 1996    1997    1998    1999    2000    2001
------  ------  ------  ------  -------  -----
24.99%  22.95%  18.84%  14.08%  (0.23)%  3.45%

*For the period December 31, 2001 through June 30, 2002, the year-to-date return for the Institutional Class was (13.71)%. During the period shown in the bar chart, the highest return in any calendar quarter was 18.00% (fourth quarter
1998) and its lowest quarterly return was (14.99)% (third quarter 2001).



           Performance for Periods Ended December 31, 2001

                                         Average Annual Total Returns
                                                   Since Inception
                                    1 Year 5 Years  (Nov. 2, 1995)
           Institutional Class/1/
           Return Before Taxes       3.45%  11.46%          13.86%
           ----------------------------------------------------------
           Institutional Class
           Return After Taxes on
            Distributions            2.64%   9.69%          12.02%
           ----------------------------------------------------------
           Institutional Class
           Return After Taxes on
            Distributions and Sale
            of Fund Shares           2.13%   8.77%          10.84%
           ----------------------------------------------------------
           S&P 500 Index/1/        -11.87%  10.70%          13.43%/4/
           ----------------------------------------------------------
           Blended Index/2/        - 3.73%   9.59%          11.03%/4/
           ----------------------------------------------------------
           Lipper Balanced Fund
            Index/3/               - 3.24%   8.37%           9.70%/4/
           ----------------------------------------------------------
 /1/ These figures assume the reinvestment of dividends and capital gain distributions.
 /2/ The Blended Index is composed of 60% S&P 500 Index, 35% Lehman Brothers Intermediate US Government/Corporate Bond Index and 5% Merrill Lynch 3-Month Treasury Bill Index. The Blended Index is a more appropriate comparative index of the Fund than the Merrill Lynch 3-Month Treasury Bill Index because it is a custom blended index that represents the types of investments made by the Fund. /3/ The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper balanced fund investment category. Typically, the stock/bond ratio of the funds in the index ranges around 60%/40%.
 /4/ For the period from 10/31/95 through 12/31/01.


--------------------------------------------------------------------------------

The following replaces the 'Fees and Expenses of the Fund' section on page 6 of the Prospectus:

FEES AND EXPENSES OF THE FUND
(expenses paid from Institutional Class assets)

The Annual Fees and Expenses table describes the fees and expenses that you may pay if you buy and hold the Institutional Class.

Expense Example: The example below illustrates the expenses incurred on a $10,000 investment in the Institutional Class of the Fund. Each example assumes that the Institutional Class earned an annual return of 5% over the periods shown, the Institutional Class' operating expenses remained the same, you sold your shares at the end of the period and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

         Annual Fees and Expenses

                                                  Percentage of Average
                                                       Daily Net Assets
         Management Fees                                          0.74%
         --------------------------------------------------------------
         Distribution and/or Service (12b-1) Fees                  None
         --------------------------------------------------------------
         Other Expenses                                           0.10%
         --------------------------------------------------------------
         Total Annual Fund Operating Expenses                     0.84%
         --------------------------------------------------------------


Expense Example

1 Year 3 Years 5 Years 10 Years
   $86    $268    $466   $1,037
-------------------------------


--------------------------------------------------------------------------------

The following information supplements the 'Management of the Fund' section:

ICCC provides a full range of investment advisory and administrative services and, as of June 30, 2002, managed approximately $8.4 billion in assets. ICCC also serves as the Fund's transfer agent.

ABIM is a registered investment advisor with approximately $7.5 billion in assets under management.

The following replaces the 'Financial Highlights' table on page 14 of the
Prospectus:


Financial Highlights
(for a share outstanding throughout
each period)

                                                For the Years Ended March 31,
                                             2002     2001     2000     1999     1998
Per share operating performance:

Net asset value, beginning of year        $21.98   $23.45   $24.36   $22.26   $17.27
-------------------------------------------------------------------------------------
Income from investment operations

Net investment income                       0.48     0.54     0.55     0.63     0.51
-------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss)
 on investments                             0.09     0.52    (0.21)    2.41     5.25
-------------------------------------------------------------------------------------
Total from investment operations            0.57     1.06     0.34     3.04     5.76
-------------------------------------------------------------------------------------
Distributions to shareholders

Net investment income and short-term
 capital gains                             (0.41)   (0.78)   (0.81)   (0.61)   (0.51)
-------------------------------------------------------------------------------------
Net realized long-term capital gains       (0.06)   (1.75)   (0.44)   (0.33)   (0.26)
-------------------------------------------------------------------------------------
Total distributions                        (0.47)   (2.53)   (1.25)   (0.94)   (0.77)
-------------------------------------------------------------------------------------
Net asset value, end of year              $22.08   $21.98   $23.45   $24.36   $22.26
-------------------------------------------------------------------------------------
Total investment return                     2.63%    4.60%    1.36%   14.20%   34.08%
-------------------------------------------------------------------------------------
Supplemental data and ratios:

Net assets, end of year (000s omitted)   $154,533 $176,833 $160,991 $144,995 $103,817
-------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                       2.11%    2.38%    2.32%    2.88%    2.75%
-------------------------------------------------------------------------------------
Expenses                                    0.84%    0.86%    0.84%    0.87%    0.89%
-------------------------------------------------------------------------------------
Portfolio turnover rate                       12%       8%      26%      10%       7%
-------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

              Please Retain This Supplement for Future Reference


CUSIP:
338.32R.402


--------------------------------------------------------------------------------

                                                       DEUTSCHE ASSET MANAGEMENT


                                                                   Mutual Fund
                                                                      Prospectus
                                                                  August 1, 2001

                                                         Class A, B and C Shares


Flag Investors Value Builder Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]


                                                   [LOGO OF DEUTSCHE BANK GROUP]
                                                           A Member of the
                                                           Deutsche Bank Group

Overview
--------------------------------------------------------------------------------
of Value Builder Fund--Class A, B and C

Goal: The Fund is designed to maximize total return through a combination of long-term growth of capital and current income.
Core Strategy: The Fund invests primarily in common stocks and corporate bonds.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its goal by investing primarily in common stocks and corporate bonds. In managing the Fund, the Fund's investment advisor and sub-advisor (the `Advisors') use a `flexible value' approach to try to find common stocks that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In selecting bonds for the Fund, the Advisors purchase securities with a range of maturities based on their assessment of the relative yields available on securities of different maturities.
--------------------------------------------------------------------------------

Value Builder Fund--Class A, B and C

Overview of Value Builder Fund

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at Value Builder Fund

Objective...................................................................   8
Strategy....................................................................   8
Principal Investments.......................................................   8
Investment Process..........................................................   8
Risks.......................................................................   8
Management of the Fund......................................................   9
Calculating the Fund's Share Price..........................................   9

Dividends and Distributions.................................................  10
Tax Considerations..........................................................  10
How to Choose the Class That is Right for You...............................  11
Buying and Selling Fund Shares..............................................  11
Sales Charges...............................................................  12
Financial Highlights........................................................  16

--------------------------------------------------------------------------------

Overview of Value Builder Fund--Class A, B and C


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

..  Stock prices could decline generally.

..   The `flexible value' strategy employed by the Advisors may perform worse than other investment styles and the overall market.

..  The asset allocation strategy chosen by the Advisors could perform poorly.

.. The individual stocks and bonds chosen by the Advisors could decline in value.

.. An issuer's creditworthiness could decline, which in turn may cause the issuer's securities in the Fund's portfolio to decline in value.

.. A rise in interest rates could cause the fixed income markets and individual securities in the Fund's portfolio to decline in value. The value of the bonds in the Fund's portfolio can be expected to increase during periods of falling interest rates.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking to maximize total return through a combination of long-term growth of capital and current income. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Flag Investors Value Builder Fund Class A Shares, Class B Shares and Class C Shares. Each Class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See `Sales Charges.') The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Deutsche Asset Management Service Center.

The Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                Overview of Value Builder Fund--Class A, B and C

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows Class A shares' actual return for each full calendar year since the Fund began selling Class A shares. The table compares Class A, B and C shares' average annual total return with the Standard & Poor's 500 Composite Stock Index (`S&P 500 Index') and three other indices over the last calendar year, the last five calendar years (if applicable) and since each class' inception. An index is a model, not an actual portfolio. It is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------
The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

/1/ These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
/2/ On March 27, 2001, the Board of Directors approved replacing the Merrill Lynch 3-Month Treasury Bill Index with the Blended Index as one of the Fund's `sector' benchmarks. The Blended Index is composed of 60% S&P 500 Index, 35% Lehman Brothers Intermediate US Government/Corporate Bond Index and 5% Merrill Lynch 3-Month Treasury Bill Index. The Blended Index is a more appropriate comparative index of the Fund than the Merrill Lynch 3-Month Treasury Bill Index because it is a custom blended index that represents the types of investments made by the Fund.
/3/ The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper balanced fund investment category. Typically, the stock/bond ratio of the funds in the index ranges around 60%/40%.
/4/ The Merrill Lynch 3-Month Treasury Bill Index is a measure of short-term bond market performance.
/5/ For the period from 6/30/92 through 12/31/00.
/6/ For the period from 12/31/94 through 12/31/00.
/7/ For the period from 3/31/98 through 12/31/00.

Year by Year Returns
Class A Shares
(each full calendar year since inception)
                                    [GRAPH]

                               1993      11.76%
                               1994      -0.37%
                               1995      32.74%
                               1996      24.64%
                               1997      22.67%
                               1998      18.53%
                               1999      13.81%
                               2000      -0.49%

The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period December 31, 2001 through June 30, 2001, the year-to-date return for Class A shares was 8.39%. For the period shown in the bar chart, the highest return in any calendar quarter was 17.91% (fourth quarter 1998) and its lowest quarter was -9.66% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


 Performance for Periods Ended December 31, 2000

                                                  Average Annual Total Returns

                                 5
                     1 Year  Years
                                                               Since Inception

  Class A
   shares/1/        (5.96)% 14.17%  14.11% (6/15/92)
  S&P 500 Index     (9.10)% 18.33%  17.21%/5/
  Blended Index/2/  (0.98)% 13.78%  13.24%/5/
  Lipper Balanced
   Fund
   Index/3/           2.39% 11.80%  11.69%/5/
  Merrill Lynch 3-
   Month
   Treasury Bill
   Index/4/           6.18%  5.38%   4.95%/5/
 --------------------------------------------------------------
  Class B
   shares/1/        (6.19)% 14.38%  17.23% (1/3/95)
  S&P 500 Index     (9.10)% 18.33%  21.34%/6/
  Blended Index/2/  (0.98)% 13.78%  16.27%/6/
  Lipper Balanced
   Fund Index/3/      2.39% 11.80%  13.88%/6/
  Merrill Lynch 3-
   Month Treasury
   Bill Index/4/      6.18%  5.38%   5.49%/6/
 --------------------------------------------------------------
  Class C
   shares/1/        (2.20)%    N/A   6.18% (4/8/98)
  S&P 500 Index     (9.10)%    N/A   8.18%/7/
  Blended Index/2/  (0.98)%    N/A   7.86%/7/
  Lipper Balanced
   Fund Index/3/      2.39%    N/A   6.53%/7/
  Merrill Lynch 3-
   Month Treasury
   Bill Index/4/      6.18%    N/A   5.43%/7/
 --------------------------------------------------------------

--------------------------------------------------------------------------------

Overview of Value Builder Fund--Class A, B and C

ANNUAL FUND OPERATING EXPENSES

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Class A, B and C shares.
--------------------------------------------------------------------------------
/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years. (See `Sales Charges-- Redemption Price.')
/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After seven years, Class B shares automatically convert to Class A shares. (See `Sales Charges--Automatic Conversion of Class B Shares' and `How to Choose the Class That is Right for You.')
/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See `Sales Charges--Redemption Price.')


 Shareholder Fees
 (fees paid directly from your investment)

                    Class A     Class B     Class C
                     Shares      Shares      Shares
                    Initial    Deferred    Deferred
                      Sales       Sales       Sales
                     Charge      Charge      Charge

  Maximum Sales
   Charge (Load)
   Imposed on
   Purchases (as a
   percentage of
   offering price)    5.50%/1/     None        None
 -----------------------------------------------------
  Maximum Deferred
   Sales Charge
   (Load) (as a
   percentage of
   original
   purchase price
   or redemption
   proceeds,
   whichever is
   lower)             1.00%/1/    5.00%/2/    1.00%/3/
 -----------------------------------------------------


 Annual Fees and Expenses
 (expenses paid from Fund assets)

                         Percentage of Average
                              Daily Net Assets
                       Class A Class B Class C

  Management Fees        0.74%   0.74%   0.74%
 ---------------------------------------------
  Distribution and/or
   Service (12b-1)
   Fees                  0.25%   0.75%   0.75%
 ---------------------------------------------
  Other Expenses
   (including a 0.25%
   shareholder
   servicing fee for
   Class B and Class
   C shares)             0.12%   0.37%   0.37%
 ---------------------------------------------
  Total Annual Fund
   Operating Expenses    1.11%   1.86%   1.86%
 ---------------------------------------------

--------------------------------------------------------------------------------

                                Overview of Value Builder Fund--Class A, B and C


Expense Example. The example to the right illustrates the expenses incurred on a $10,000 investment in Class A, B and C shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the table reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See `Sales Charges') Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.

Expense Example


 You would pay the following
 expenses if you redeemed your
 shares at the end of each period:

                  1 Year 3 Years 5 Years 10 Years

  Class A shares    $657    $883  $1,128   $1,827
 ------------------------------------------------
  Class B shares    $689    $885  $1,206   $1,892
 ------------------------------------------------
  Class C shares    $289    $585  $1,006   $2,180
 ------------------------------------------------


 You would pay the following
 expenses if you did not redeem your
 shares:

                  1 Year 3 Years 5 Years 10 Years

  Class A shares    $657    $883  $1,128   $1,827
 ------------------------------------------------
  Class B shares    $189    $585  $1,006   $1,892
 ------------------------------------------------
  Class C shares    $189    $585  $1,006   $2,180
 ------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Value Builder Fund--Class A, B and C

OBJECTIVE

The Fund seeks to maximize total return through a combination of long-term growth of capital and current income. The Advisors are responsible for managing the Fund's investments (see the section entitled `Management of the Fund').

STRATEGY

The Fund seeks to achieve its objective by investing primarily in a portfolio of common stocks and corporate bonds. In selecting investments for the Fund, the Advisors determine the relative percentages of assets to be invested in common stocks and bonds based on their judgment as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal and monetary policy.

PRINCIPAL INVESTMENTS

Under normal market conditions, between 40% and 75% of the Fund's assets will be invested in common stocks and at least 25% of the Fund's assets will be invested in bonds.

INVESTMENT PROCESS

The Advisors follow an investment philosophy referred to as `flexible value'. They try to find common stocks that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock's potential, they also consider other factors such as earnings growth, industry position, and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on securities of larger companies. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.

In managing the Fund's bond portfolio, the Advisors invest primarily in corporate bonds. The Advisors select bonds with a range of maturities based on their assessment of the relative yields available on securities of different maturities. The Advisors currently anticipate that the average maturity of the bonds in the Fund's portfolio will be between two and ten years. In general, the corporate bonds held by the Fund will be investment grade bonds. However, the Fund also invests, to a limited extent, in non-investment grade bonds.

Temporary Defensive Position. The Advisors may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Advisors may invest up to 100% of the Fund's assets in high quality, short-term money market instruments and in notes or bonds issued by the US Treasury Department or by other agencies of the US Government, if the situation warrants. To the extent the Advisors might adopt such a position and over the course of its duration, the Fund may not meet its goal of maximizing total return. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

Set forth below are some of the prominent risks associated with investing in general, and investing in common stocks and bonds in particular. Although the Advisors attempt to asses the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Style Risk. As with any investment strategy, the `flexible value' strategy used in managing the Fund's equity portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

Asset Allocation Risk. Whether or not the Fund benefits from the allocation of assets between common stocks and bonds will depend on the Advisors' success in assessing economic trends and their impact on financial assets.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.
--------------------------------------------------------------------------------

                         A Detailed Look at Value Builder Fund--Class A, B and C


Credit Risk. Credit risk is the risk that an issuer or counterparty declines in creditworthiness or defaults, which would cause the value of the issuer's security held by the Fund to decline in value. This risk also includes the risk that the issuer of a bond may be unable to make principal and interest payments when due which could also cause the value of the issuer's securities held by the Fund to decline in value.

Interest Rate Risk. Interest rate risk is the risk that securities held by the Fund will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates decline).

Secondary Risks

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for the Fund shares when you buy into the Fund. If the Fund underestimates their prices, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor and Sub-Advisor. Investment Company Capital Corp. (`ICCC' or the `Advisor') is the Fund's investment advisor and Alex. Brown Investment Management (`ABIM' or the `Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of June 30, 2001, funds managed by ICCC totaled approximately $12 billion in net assets. ABIM is a registered investment advisor with approximately $10 billion under management as of June 30, 2001. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three employees of ABIM.

ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

As compensation for its services for the fiscal year ended March 31, 2001, ICCC received from the Fund a fee equal to 0.74% of the Fund's average daily net assets. ICCC compensates ABIM out of its advisory fee.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

ICCC's and ABIM's address is One South Street, Baltimore, Maryland 21202.

Portfolio Manager

The following portfolio manager is responsible for the day-to-day management of the Fund.

Hobart C. Buppert II, Vice President of Alex. Brown Investment Management and Manager of the Fund.

.. Managed the Fund since inception (prior to July 31, 1997, he shared that responsibility).

..  Joined ABIM as a Vice President in 1980.

..  28 years of investment industry experience.

.. Prior experience as portfolio manager at T. Rowe Price Associates and as portfolio manager and research analyst at Equitable Trust Company.

..  BA and MBA from Loyola College.

..  Member of the Baltimore Security Analysts Society and the Financial Analysts
   Federation.

CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the `net asset value' or `NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New
--------------------------------------------------------------------------------

A Detailed Look at Value Builder Fund--Class A, B and C

York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves-- and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income quarterly. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually.

The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Deutsche Asset Management Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any

--------------------------------------------------------------------------------
The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence
Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have elected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:


  Transaction           Tax Status

  Income dividends      Ordinary income
 ----------------------------------------
  Short-term capital    Ordinary income
  gains distributions*
 ----------------------------------------
  Long-term capital     Long-term capital
  gains distributions*  gains
 ----------------------------------------

 * Whether a capital gains distribution is considered short-term or long-term does not depend on how long you own your shares.

In addition, the sale (including a redemption or exchange) of Fund shares is generally a taxable transaction for you:


  Transaction          Tax Status

  Your sale of shares  Generally, long-term
  owned more than one  capital gains or
  year                 losses
 -------------------------------------------
  Your sale of shares  Generally, short-term
  owned for one year   capital gains or
  or less              losses subject to
                       special rules
 -------------------------------------------

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the
--------------------------------------------------------------------------------

                         A Detailed Look at Value Builder Fund--Class A, B and C

certifications required by the IRS, or if the IRS instructs the Fund to do so.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A shares, you will pay a sales charge when you buy your shares, but the rate of the charge declines as the amount of your investment increases. You will pay lower expenses than Class B or C shares while you hold the shares. For investments of $1 million or more in Class A shares, you pay no sales charge when you buy your shares, but will pay a deferred sales charge if you redeem your shares within two years of purchase.

If you choose Class B shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A shares. You will pay a deferred sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares. At the end of seven years, your shares convert to Class A shares, thus eliminating the higher expenses from that point on.

If you choose Class C shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C shares are the same as those on Class B shares, and there is no conversion to Class A shares at the end of seven years. Therefore, the higher expenses continue for as long as you own your shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's advisor or administrator may provide significant compensation to service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution and Shareholder Servicing Plans

The Fund has adopted plans under Rule 12b-1 that allow it to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and C shares. Class A shares pay a distribution fee equal to 0.25% annually of average daily net assets. Class B and C shares pay a distribution fee equal to 0.75% annually of average daily net assets and a shareholder servicing fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of the Fund's net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

BUYING AND SELLING FUND SHARES

To Purchase Shares

You may buy any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter and pay for your order. You may also buy shares by contacting the Deutsche Asset Management Service Center directly. Contact the Service Center at 1-800-730-1313 for details.

Minimum Account Investments

Initial investment in Class A, B or C shares                            $2,000
 Subsequent investments                                                 $  100
 IRA account, initial investment (there is no minimum for subsequent
  investments)                                                          $1,000
 Initial investment for shareholders of other Deutsche Asset Management
  funds' Class A, B and C shares                                        $  500
 Automatic Investment Plan, initial investment                          $  250
 Weekly, semi-monthly or monthly plan subsequent investments            $  100
 Quarterly plan subsequent investments                                  $  250
 Semi-annual or annual plan subsequent investments                      $  500
 Minimum investment for qualified retirement plans (such as 401(k),
  pension or profit sharing plans)                                      $    0
Minimum account balance:
 Non-retirement account                                                 $  500
 IRA account                                                            $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimums.

Automatic Investment Plan. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering
--------------------------------------------------------------------------------

A Detailed Look at Value Builder Fund--Class A, B and C

price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice. You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the application or contact your service agent or the Service Center.

To Redeem Shares

You may redeem any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled `Telephone Transactions' for more information on this method of redemption.

Your service agent or the Service Center may require the following documents before redeeming your shares:

.. A letter of instruction, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.

.. A signature guarantee, if you are redeeming shares and you request that the check be mailed to an address other than the one on record. You can obtain one from most banks or service agents.

.. Any stock certificates representing the shares you are redeeming. The certificates must be properly endorsed or accompanied by a duly executed stock power.

.. Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. The minimum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under `Waiver of Sales Charge.' Contact your service agent or the Service Center for more information on this plan.

Telephone Transactions. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern time), every business day.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that the Service Center reasonably believes to be genuine. Your telephone transaction request will be recorded.

If you hold shares in certificate form you may not exchange or redeem them by telephone.

SALES CHARGES

Purchase Price

The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund.

Shares are subject to sales charges according to the following schedule:


                        Class A Sales
                     Charge as a % of
                                  Net Class B Class C
  Amount of         Offering   Amount   Sales   Sales
  Purchase             Price Invested  Charge  Charge

  Less than
   $50,000             5.50%    5.82%    None    None
 ----------------------------------------------------
  $50,000--$99,999     4.50%    4.71%    None    None
 ----------------------------------------------------
  $100,000--
   $249,999            3.50%    3.63%    None    None
 ----------------------------------------------------
  $250,000--
   $499,999            2.50%    2.56%    None    None
 ----------------------------------------------------
  $500,000--
   $999,999            2.00%    2.04%    None    None
 ----------------------------------------------------
  $1,000,000 and
   over                 None     None    None    None
 ----------------------------------------------------

Although you do not pay an initial sales charge when you invest $1 million or more in Class A shares or when you buy any
--------------------------------------------------------------------------------

                         A Detailed Look at Value Builder Fund--Class A, B and C

amount of Class B or C shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled `Redemption Price' for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A shares may be reduced under the circumstances listed below.

Right of Accumulation. If you are purchasing additional Class A shares of the Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A shares of the Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to specify the total value of your anticipated purchases on the application and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to the combined value of all anticipated purchases. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.

2) If you are exchanging an investment in Class A shares of certain Deutsche Asset Management funds for an investment in this Fund (see `Purchases by Exchange' for a description of the conditions).

3) If you are a current or retired Director or Trustee of this or any affiliated fund or a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Fund's advisors, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.

4)  If you are buying shares in any of the following types of accounts:

 (i)  A qualified retirement plan;

 (ii)  A Deutsche Asset Management fund payroll savings program;

 (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisor, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your service agent if you buy shares in this manner.

Purchases by Exchange

You may exchange Class A, B or C shares of certain Deutsche Asset Management funds for an equal dollar amount of Class A, B or C shares, respectively, without payment of the sales charges described above or any other charge, up to four times per calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order might not be accepted if the Fund determines that your purchase would be detrimental to the interests of shareholders. (See the section entitled `Important Information about Buying and Selling Shares.')

You may request an exchange through your service agent. Contact your service agent for details on how to enter your order. Before exchanging shares, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.

Please note the following:

.. The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

.. You may make the exchange by phone, if your account has the exchange by phone feature, or by letter.

.. Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a
--------------------------------------------------------------------------------
                                       13

A Detailed Look at Value Builder Fund--Class A, B and C

 lower deferred sales charge, your sales charge will not be reduced.

.. If your shares are in a taxable account, you may have to pay taxes on the exchange.

.. Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price

The amount of any applicable deferred sales charge will be deducted from your redemption price according to the following schedule:


                  Sales Charge as a Percentage of the
                    Dollar Amount Subject to Charge
                (as a % of the Lesser of Cost or Value)
  Years
  Since
  Purchase    Class A Shares  Class B Shares Class C Shares

  First                1.00%*          5.00%          1.00%
 ----------------------------------------------------------
  Second               1.00%*          4.00%           None
 ----------------------------------------------------------
  Third                 None           3.00%           None
 ----------------------------------------------------------
  Fourth                None           3.00%           None
 ----------------------------------------------------------
  Fifth                 None           2.00%           None
 ----------------------------------------------------------
  Sixth                 None           1.00%           None
 ----------------------------------------------------------
  Thereafter            None            None           None
 ----------------------------------------------------------

 * You will pay a deferred sales charge when you redeem Class A shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

.. No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

.. If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

.. If you acquired your shares through an exchange of shares of another Deutsche
  Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge in effect at the time of your original purchase.

.. The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

 Therefore, you do not pay a sales charge on amounts representing appreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

 (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

 (ii) Either you or your representative notifies your service agent or the Service Center that these circumstances exist.

Automatic Conversion of Class B Shares. Your Class B shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A shares seven years after your purchase. Shares purchased by exchanging Class B shares from another Deutsche Asset Management fund will convert on the date that the shares originally acquired would convert to Class A shares. If you purchased your shares prior to January 18, 2000, your Class B shares will be converted to Class A shares six years after your purchase. This automatic conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.

Important Information about Buying and Selling Shares

.. You may buy and sell shares of the Fund through authorized service agents.
  The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

.. The Fund accepts payment for shares only in US dollars by check, by bank or
  Federal Funds wire transfer, or by
--------------------------------------------------------------------------------

                         A Detailed Look at Value Builder Fund--Class A, B and C

 electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

.. The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

.. Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

.. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

.. The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.

.. The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares `in-kind,' which means that the Fund may give you a portion of your redemption in portfolio securities.

.. The Fund issues share certificates only for Class A shares and only upon request.

.. You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. The Service Center will not accept purchase and sale orders on New York Stock Exchange holidays. The Service Center will close at the same time as the New York Stock Exchange on days when the New York Stock Exchange closes early. If you are unable to reach the Service Center by telephone, you should make your request by mail.

.. The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

.. Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated fund, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

.. Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.
--------------------------------------------------------------------------------

A Detailed Look at Value Builder Fund--Class A, B and C

The tables below provide a picture of the Fund's financial performance for the past five fiscal years for Class A and Class B shares and since the commencement of operations for Class C shares. The information selected reflects results for a single Fund share. The total returns in the tables represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 Financial Highlights
 Class A Shares
 (for a share outstanding throughout each period)

                                      For the Years Ended March 31,
                                  2001      2000      1999      1998      1997

  Per share operating
   performance:
  Net asset value, beginning
   of year                      $23.27    $24.15    $22.09    $17.14    $14.68
 ------------------------------------------------------------------------------
  Income from investment
   operations
  Net investment income           0.49      0.49      0.56      0.47      0.39
 ------------------------------------------------------------------------------
  Net realized and
   unrealized gain/(loss) on
   investments                    0.50     (0.20)     2.40      5.21      2.49
 ------------------------------------------------------------------------------
  Total from investment
   operations                     0.99      0.29      2.96      5.68      2.88
 ------------------------------------------------------------------------------
  Distributions to
   shareholders
  Net investment income and
   short-term capital gains      (0.73)    (0.73)    (0.57)    (0.47)    (0.36)
 ------------------------------------------------------------------------------
  Net realized long-term
   capital gains                 (1.75)    (0.44)    (0.33)    (0.26)    (0.06)
 ------------------------------------------------------------------------------
  Total distributions            (2.48)    (1.17)    (0.90)    (0.73)    (0.42)
 ------------------------------------------------------------------------------
  Net asset value, end of
   year                         $21.78    $23.27    $24.15    $22.09    $17.14
 ------------------------------------------------------------------------------
  Total investment return/1/      4.36%     1.11%    13.91%    33.82%    19.90%
 ------------------------------------------------------------------------------
  Supplemental data and
   ratios:
  Net assets, end of year
   (000s omitted)             $550,288  $622,580  $649,664  $491,575  $278,130
 ------------------------------------------------------------------------------
  Ratios to average net
   assets:
  Net investment income           2.13%     2.06%     2.64%     2.49%     2.51%
 ------------------------------------------------------------------------------
  Expenses                        1.11%     1.09%     1.12%     1.14%     1.27%
 ------------------------------------------------------------------------------
  Portfolio turnover rate            8%       26%       10%        7%       13%
 ------------------------------------------------------------------------------

 /1/ Total return excludes the effect of sales charge.
--------------------------------------------------------------------------------

                         A Detailed Look at Value Builder Fund--Class A, B and C


 Financial Highlights
 Class B Shares
 (for a share outstanding throughout each period)

                                        For the Years Ended March 31,
                                    2001      2000      1999     1998     1997

  Per share operating
   performance:
  Net asset value, beginning
   of year                        $23.22    $24.11    $22.08   $17.16   $14.71
 ------------------------------------------------------------------------------
  Income from investment
   operations
  Net investment income             0.31      0.31      0.41     0.34     0.26
 ------------------------------------------------------------------------------
  Net realized and unrealized
   gain/(loss) on investments       0.50     (0.20)     2.38     5.20     2.51
 ------------------------------------------------------------------------------
  Total from investment
   operations                       0.81      0.11      2.79     5.54     2.77
 ------------------------------------------------------------------------------
  Distributions to
   shareholders
  Net investment income and
   short-term capital gains        (0.57)    (0.56)    (0.43)   (0.36)   (0.26)
 ------------------------------------------------------------------------------
  Net realized long-term
   capital gains                   (1.75)    (0.44)    (0.33)   (0.26)   (0.06)
 ------------------------------------------------------------------------------
  Total distributions              (2.32)    (1.00)    (0.76)   (0.62)   (0.32)
 ------------------------------------------------------------------------------
  Net asset value, end of year    $21.71    $23.22    $24.11   $22.08   $17.16
 ------------------------------------------------------------------------------
  Total investment return/1/        3.54%     0.36%    13.10%   32.84%   19.00%
 ------------------------------------------------------------------------------
  Supplemental data and
   ratios:
  Net assets, end of year
   (000s omitted)               $109,888  $121,117  $110,680  $64,498  $17,311
 ------------------------------------------------------------------------------
  Ratios to average net
   assets:
  Net investment income             1.38%     1.30%     1.90%    1.75%    1.84%
 ------------------------------------------------------------------------------
  Expenses                          1.86%     1.84%     1.87%    1.89%    2.02%
 ------------------------------------------------------------------------------
  Portfolio turnover rate              8%       26%       10%       7%      13%
 ------------------------------------------------------------------------------

 /1/ Total return excludes the effect of sales charge.
--------------------------------------------------------------------------------

A Detailed Look at Value Builder Fund--Class A, B and C


 Financial Highlights
 Class C Shares
 (for a share outstanding throughout each period)

                                                            For the Period
                                          For the Years   April 8, 1998/1/
                                        Ended March 31,            through
                                           2001     2000    March 31, 1999

  Per share operating performance:
  Net asset value, beginning of period   $23.22   $24.12            $22.31
 -----------------------------------------------------------------------------
  Income from investment operations
  Net investment income                    0.32     0.31              0.39
 -----------------------------------------------------------------------------
  Net realized and unrealized
   gain/(loss) on investments              0.51    (0.21)             2.10
 -----------------------------------------------------------------------------
  Total from investment operations         0.83     0.10              2.49
 -----------------------------------------------------------------------------
  Distributions to shareholders
  Net investment income and short-term
   capital gains                          (0.57)   (0.56)            (0.35)
 -----------------------------------------------------------------------------
  Net realized long-term capital gains    (1.75)   (0.44)            (0.33)
 -----------------------------------------------------------------------------
  Total distributions                     (2.32)   (1.00)            (0.68)
 -----------------------------------------------------------------------------
  Net asset value, end of period         $21.73   $23.22            $24.12
 -----------------------------------------------------------------------------
  Total investment return/2/               3.63%    0.31%            11.50%
 -----------------------------------------------------------------------------
  Supplemental data and ratios:
  Net assets, end of period (000s
   omitted)                             $32,461  $33,989           $17,450
 -----------------------------------------------------------------------------
  Ratios to average net assets:
  Net investment income                    1.38%    1.34%             2.05%/3/
 -----------------------------------------------------------------------------
  Expenses                                 1.86%    1.85%             1.91%/3/
 -----------------------------------------------------------------------------
  Portfolio turnover rate                     8%      26%               10%
 -----------------------------------------------------------------------------

 /1/ Commencement of operations.
 /2/ Total return excludes the effect of sales charge.
 /3/ Annualized.
--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated August 1, 2001, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                   Deutsche Asset Management Service Center
                   PO Box 219210
                   Kansas City, MO 64121-9210
or call toll-free: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090.

Flag Investors Value Builder Fund, Inc.

Class A Shares                                                CUSIP #338.32R.105
Class B Shares                                                       338.32R.303
Class C Shares                                                       338.32R.501
                                                                   BDVBPRO
                                                                   (08/01)

Distributed by:
ICC Distributors, Inc.                                             811-6600
Two Portland Square
Portland, ME 04101

                                                       Deutsche Asset Management


                                                                    Mutual Funds
                                                                      Prospectus
                                                                  August 1, 2001

                                                             Institutional Class

Flag Investors Value Builder Fund


[Like shares of all mutual
funds, these securities have
not been approved or
disapproved by the Securities
and Exchange Commission nor
has the Securities and
Exchange Commission passed
upon the accuracy or adequacy
of this prospectus. Any
representation to the contrary                     A Member of the
is a criminal offense.]                            Deutsche Bank Group  [Graphic
                                                                         Removed
                                                                           Here]

Overview
--------------------------------------------------------------------------------
of Value Builder Fund--Institutional Class

Goal: The Fund is designed to maximize total return through a combination of long-term growth of capital and current income.
Core Strategy: The Fund invests primarily in common stocks and corporate bonds.



INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its goal by investing primarily in common stocks and corporate bonds. In managing the Fund, the Fund's investment advisor and sub-advisor (the 'Advisors') use a 'flexible value' approach to try to find common stocks that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In selecting bonds for the Fund, the Advisors purchase securities with a range of maturities based on their assessment of the relative yields available on securities of different maturities.
--------------------------------------------------------------------------------

Value Builder Fund--Institutional Class

Overview of Value Builder Fund

               Goal.........................................  3
               Core Strategy................................  3
               Investment Policies and Strategies...........  3
               Principal Risks of Investing in the Fund.....  4
               Who Should Consider Investing in the Fund....  4
               Total Returns, After Fees and Expenses.......  5
               Fees and Expenses of the Fund................  6

               A Detailed Look at Value Builder Fund

               Objective....................................  7
               Strategy.....................................  7
               Principal Investments........................  7
               Investment Process...........................  7
               Risks........................................  7
               Management of the Fund.......................  8
               Calculating the Fund's Share Price...........  8
               Dividends and Distributions..................  9
               Tax Considerations...........................  9
               Buying and Selling Institutional Class Shares  9
               Financial Highlights......................... 14

--------------------------------------------------------------------------------

Overview of Value Builder Fund--Institutional Class



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

.. Stock prices could decline generally.

.. The 'flexible value' strategy employed by the Advisors may perform worse than other investment styles and the overall market.

.. The asset allocation strategy chosen by the Advisors could perform poorly.

.. The individual stocks and bonds chosen by the Advisors could decline in value.

.. An issuer's creditworthiness could decline, which in turn may cause the issuer's securities in the Fund's portfolio to decline in value.

.. A rise in interest rates could cause the fixed income markets and individual securities in the Fund's portfolio to decline in value. The value of the bonds in the Fund's portfolio can be expected to increase during periods of falling interest rates.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking to maximize total return through a combination of long-term growth of capital and current income. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Flag Investors Value Builder Fund Institutional Class. The Institutional Class may be purchased only by eligible institutions, by certain qualified retirement plans or by investment advisory affiliates of Deutsche Banc Alex. Brown Inc. or the Deutsche Asset Management family of funds on behalf of their clients.

The Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------

Overview of Value Builder Fund--Institutional Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the Institutional Class' actual return for each full calendar year since the Fund began selling the Institutional Class. The table compares the Institutional Class' average annual total return with the Standard & Poor's 500 Composite Stock Index ('S&P 500 Index') and three other indices over the last calendar year, the last five calendar years and since inception. An index is a model, not an actual portfolio. It is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------
The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

/1/These figures assume the reinvestment of dividends and capital gain distributions.
/2/On March 27, 2001, the Board of Directors approved replacing the Merrill Lynch 3-Month Treasury Bill Index with the Blended Index as one of the Fund's 'sector' benchmarks. The Blended Index is composed of 60% S&P 500 Index, 35% Lehman Brothers Intermediate US Government/Corporate Bond Index and 5% Merrill Lynch 3-Month Treasury Bill Index. The Blended Index is a more appropriate comparative index of the Fund than the Merrill Lynch 3-Month Treasury Bill Index because it is a custom blended index that represents the types of investments made by the Fund.
/3/The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper balanced fund investment category. Typically, the stock/bond ratio of the funds in the index ranges around 60%/40%.
/4/The Merrill Lynch 3-Month Treasury Bill Index is a measure of short-term bond market performance.
/5/For the period from 10/31/95 through 12/31/00.


[Performance Graph with following plot points goes here]

Year-by-Year Returns
(each full calendar year since inception)

1996        1997        1998        1999        2000
24.99%      22.95%      18.84%      14.08%      -0.23%

For the period December 31, 2000 through June 30, 2001, the year-to-date return for the Institutional Class was 8.51%. During the period shown in the bar chart, the highest return in any calendar quarter was 18.00% (fourth quarter 1998) and the lowest quarterly return was -9.59% (third quarter 1998). Past performance offers no indication of how the fund will perform in the future.

Performance for Periods Ended December 31, 2000
Average Annual Total Returns

                                        1 Year      5 Years        Since
                                                               Inception
                                                                (Nov. 2,
                                                                   1995)

Institutional Class/1/                  (0.23%)      15.76%       15.99%
--------------------------------------------------------------------------------
S&P 500 Index                           (9.10%)      18.33%       19.11%/5/
--------------------------------------------------------------------------------
Blended Index/2/                        (0.98%)      13.78%       14.37%/5/
--------------------------------------------------------------------------------
Lipper Balanced Fund Index/3/            2.39%       11.80%       12.40%/5/
--------------------------------------------------------------------------------
Merrill Lynch 3-Month Treasury Bill
Index/4/                                 6.18%        5.38%       5.40%/5/
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                       5

Overview of Value Builder Fund--Institutional Class

FEES AND EXPENSES OF THE FUND
(expenses paid from Institutional Class assets)

The Annual Fees and Expenses table to the right describes the fees and expenses tthat you may pay if you buy and hold the Institutional Class.

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in the Institutional Class of the Fund. Each example assumes that the Institutional Class earned an annual return of 5% over the periods shown, the Institutional Class' operating expenses remained the same, you sold your shares at the end of the period and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Annual Fees and Expenses

                                               Percentage
                                               of Average
                                                Daily Net
                                                   Assets

      Management Fees                               0.74%
      ---------------------------------------------------
      Distribution and/or Service (12b-1) Fees      None
      ---------------------------------------------------
      Other Expenses                                0.12%
      ---------------------------------------------------
      Total Annual Fund Operating Expenses          0.86%
      ---------------------------------------------------

Expense Example

             1 Year     3 Years     5 Years     10 Years

                $88        $274        $477       $1,061
             -------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Value Builder Fund--Institutional Class


OBJECTIVE

The Fund seeks to maximize total return through a combination of long-term growth of capital and current income. The Advisors are responsible for managing the Fund's investments (see the section entitled 'Management of the Fund').

STRATEGY

The Fund seeks to achieve its objective by investing primarily in a portfolio of common stocks and corporate bonds. In selecting investments for the Fund, the Advisors determine the relative percentages of assets to be invested in common stocks and bonds based on their judgment as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal and monetary policy.

PRINCIPAL INVESTMENTS

Under normal market conditions, between 40% and 75% of the Fund's assets will be invested in common stocks and at least 25% of the Fund's assets will be invested in bonds.

INVESTMENT PROCESS

The Advisors follow an investment philosophy referred to as 'flexible value'. They try to find common stocks that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock's potential, they also consider other factors such as earnings growth, industry position, and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investment to issuers in a particular capitalization range, the Advisors currently focus on securities of larger companies. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.

In managing the Fund's bond portfolio, the Advisors invest primarily in corporate bonds. The Advisors select bonds with a range of maturities based on their assessment of the relative yields available on securities of different maturities. The Advisors currently anticipate that the average maturity of the bonds in the Fund's portfolio will be between two and ten years.

In general, the corporate bonds held by the Fund will be investment grade bonds. However, the Fund also invests, to a limited extent, in non-investment grade bonds.

Temporary Defensive Position. The Advisors may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Advisors may invest up to 100% of the Fund's assets in high quality, short-term money market instruments and in notes or bonds issued by the US Treasury Department or by other agencies of the US Government, if the situation warrants. To the extent the Advisors might adopt such a position and over the course of its duration, the Fund may not meet its goal of maximizing total return. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

Set forth below are some of the prominent risks associated with investing in general, and investing in common stocks and bonds in particular. Although the Advisors attempt to assess the likelihood that these risks may occur and to limit them, the Advisors cannot guarantee that they will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Style Risk. As with any investment strategy, the 'flexible value' strategy used in managing the Fund's equity portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

Asset Allocation Risk. Whether or not the Fund benefits from the allocation of assets between common stocks and bonds will depend on the Advisors' success in assessing economic trends and their impact on financial assets.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.


--------------------------------------------------------------------------------

A Detailed Look at Value Builder Fund--Institutional Class


Credit Risk. Credit risk is the risk that an issuer or counterparty declines in creditworthiness or defaults, which would cause the value of the issuer's security held by the Fund to decline in value. This risk also includes the risk that the issuer of a bond may be unable to make principal and interest payments when due which could also cause the value of the issuer's securities held by the Fund to decline in value.

Interest Rate Risk. Interest rate risk is the risk that securities held by the Fund will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates decline).

Secondary Risks

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for the Fund shares when you buy into the Fund. If the Fund underestimates their prices, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor and Sub-Advisor. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and Alex. Brown Investment Management ('ABIM' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of June 30, 2001, funds managed by ICCC totaled approximately $12 billion in net assets. ABIM is a registered investment advisor with approximately $10 billion under management as of June 30, 2001. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three employees of ABIM.

ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

As compensation for its services for the fiscal year ended March 31, 2001, ICCC received from the Fund a fee equal to 0.74% of the Fund's average daily net assets. ICCC compensates ABIM out of its advisory fee.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

ICCC's and ABIM's address is One South Street, Baltimore, Maryland 21202.

Portfolio Manager

The following portfolio manager is responsible for the day-to-day management of the Fund.

Hobart C. Buppert II, Vice President of Alex. Brown Investment Management and Manager of the Fund.

.. Managed the Fund since inception (prior to July 31, 1997, he shared that responsibility).

.. Joined ABIM as a Vice President in 1980.

.. 28 years of investment industry experience.

.. Prior experience as portfolio manager at T. Rowe Price Associates and as portfolio manager and research analyst at Equitable Trust Company.

.. BA and MBA from Loyola College.

.. Member of the Baltimore Security Analysts Society and the Financial Analysts
  Federation.

CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the
--------------------------------------------------------------------------------
The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence
Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

--------------------------------------------------------------------------------

A Detailed Look at Value Builder Fund--Institutional Class


Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income quarterly. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually.

The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Deutsche Asset Management Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have elected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:

                                                         Tax
                            Transaction                  Status

                                                         Ordinary
               Income dividends                          income
             -----------------------------------------------------
                                                         Ordinary
               Short-term capital gains distributions*   income
             -----------------------------------------------------
                                                         Long-term
                                                         capital
               Long-term capital gains distributions*    gains
             -----------------------------------------------------

 * Whether a capital gains distribution is considered short-term or long-term does not depend on how long you own your shares.

In addition, the sale (including a redemption or exchange) of Fund shares is generally a taxable transaction for you:

                                                            Tax
                           Transaction                      Status

                                                            Generally,
                                                            long-term
                                                            capital
                                                            gains or
           Your sale of shares owned more than one year     losses
         -------------------------------------------------------------
           Your sale of shares owned for one year or less   Generally,
                                                            short-term
                                                            capital
                                                            gains or
                                                            losses
                                                            subject to
                                                            special
                                                            rules
         -------------------------------------------------------------

BUYING AND SELLING INSTITUTIONAL CLASS SHARES

Eligibility Requirements

You may buy Institutional Class shares if you are any of the following:

.. An eligible institution (eg, a financial institution, corporation, trust, estate or educational, religious or charitable institution).

.. An employee benefit plan with assets of at least $50 million.

--------------------------------------------------------------------------------

A Detailed Look at Value Builder Fund--Institutional Class



.. A registered investment advisor or financial planner purchasing shares on behalf of clients and charging an asset-based or hourly fee.

.. A client of the private banking division of Deutsche Bank AG.

.. A Director or Trustee of any mutual fund advised or administered by Deutsche
  Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

Investment Minimums

Your initial investment must be at least $250,000. There are no investment minimums for subsequent investments.

The minimum initial investment is waived for:

.. Investment advisory affiliates of Deutsche Banc Alex. Brown Inc. or the
  Deutsche Asset Management family of funds purchasing shares for the accounts of their investment advisory clients.

.. Employee benefit plans with assets of at least $50 million.

.. Clients of the private banking division of Deutsche Bank AG.

.. A Director or Trustee of any mutual fund advised or administered by Deutsche
  Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

If the value of your account falls below $50,000, for any reason other than a change in market value, the Fund reserves the right to redeem your shares, after giving you 60 days' written notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

You may buy Institutional Class shares through any financial institution that is authorized to act as a service agent. You may also buy Institutional Class shares by sending your check (along with a completed application) directly to the Deutsche Asset Management Service Center.

How to Buy and Sell Shares through Your Service Agent

Buying. You may buy Institutional Class shares through your service agent. Contact them for details on how to enter and pay for your order. The Fund's investment advisor may provide compensation to securities dealers and service agents for distribution, administrative and promotional services.

Selling. You may redeem Institutional Class shares through your securities dealer or service agent. Contact them for details on how to enter your order and for information as to how you will be paid. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three business days.

How to Buy and Sell Shares through the Deutsche Asset Management Service Center

BY MAIL

Buying. Send your check in US dollars, payable to 'Flag Investors Value Builder Fund, Inc.--Institutional Class--Fund number 442 to the Service Center. The addresses are shown below under 'How to Contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. Please note that the Service Center cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies. If you are investing in more than one fund, make your check payable to 'Deutsche Asset Management Funds,' include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling. Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Your signature must be signature guaranteed if the amount is more than $100,000 or if it will be sent to an address other than the one on record. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

BY WIRE

Buying. You may only buy shares by wire if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day.

--------------------------------------------------------------------------------

A Detailed Look at Value Builder Fund--Institutional Class



                          Bank Name:  Bankers Trust
                          Routing No: 021001033
                          Attn:       Deutsche Asset
                                      Management/
                                      Mutual Funds
                          DDA No:     00-226-296
                          FBO:        (Account name)
                                      (Account number)
                          Credit:     Flag Investors
                                      Value Builder
                                      Fund, Inc.--
                                      Institutional
                                      Class--442

Wire transfers normally take two or more hours to complete and the sending bank may charge a fee. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Refer to your account statement for the account name and number.

Selling. You may sell shares by wire only if your account is authorized to do so. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. For your protection, you may not change the destination bank account over the phone. The Service Center must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

Telephone Transactions

If your shares are in an account with the Deutsche Asset Management Service Center, you may redeem them by check in any amount up to $100,000, or by wire in any amount, or exchange them for Institutional Class shares of another Deutsche Asset Management fund by calling the Service Center on any business day between the hours of 8:30 am and 7:00 pm (Eastern time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures may include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

How to Contact the Deutsche Asset Management Service Center

                      By Phone:          1-800-730-1313
                      By Mail:           Deutsche Asset
                                         Management
                                         Service Center
                                         PO Box 219210
                                         Kansas City,
                                         MO 64121-9210
                      By Overnight Mail: Deutsche Asset
                                         Management
                                         Service Center
                                         210 West 10th
                                         Street, 8th floor
                                         Kansas City,
                                         MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 8:30 am to 7:00 pm, (Eastern time) each day the New York Stock Exchange is open for business. You can reach the Deutsche Asset Management Service Center's automated assistance line 24 hours a day, 7 days a week.

How to Open Your Fund Account with the Deutsche Asset Management Service Center

               By Mail: Complete and sign an account application.
                        You may obtain an application by calling the Service Center. Mail the completed application along with a check payable to Flag Investors Value Builder Fund, Inc.--
                        Institutional Class--Fund number 442 to
                        the Service Center. The addresses are
                        shown under 'How to Contact the Deutsche
                        Asset Management Service Center.'
               By Wire: Call the Service Center
                        to set up a wire account.

Please note that your account cannot become activated until the Service Center receives a completed application.

Exchange Privilege

You can exchange all or part of your Institutional Class shares for Institutional Class shares of another Deutsche Asset Management mutual fund up to four times per calendar year. The Fund may modify or terminate this exchange privilege upon 60 days' notice. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully.

--------------------------------------------------------------------------------

A Detailed Look at Value Builder Fund--Institutional Class


You may request a prospectus through your service agent or through the Service Center. Contact them for details on how to enter your order. If your shares are in an account with the Deutsche Asset Management Service Center, you may also request an exchange directly through the Service Center by mail or by telephone. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Deutsche Asset Management Service Center or your service agent.

Please note the following conditions:

.. The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

.. You may make the exchange by phone for amounts up to $100,000, if your account has the exchange by phone feature, or by letter.

.. If you are maintaining a taxable account, you may have to pay taxes on the exchange.

.. Your exchange must meet the minimum investment amount for the class of shares being purchased.

Important Information about Buying and Selling Institutional Class Shares

.. You may buy and sell shares of the Fund through authorized service agents.
  The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. You should contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

.. The Fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

.. The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while the Fund waits for your check to clear.

.. Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days after the Service Center receives your order in proper form.

.. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

.. The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind', which means that the Fund may give you portfolio securities equal to the value of your investment rather than cash.

.. The Fund does not issue share certificates.

.. You may have difficulty contacting the Service Center by telephone during times of extreme economic or market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

.. The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

.. Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

.. The Fund will not accept purchase and sale orders on any day the New York
  Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

--------------------------------------------------------------------------------

A Detailed Look at Value Builder Fund--Institutional Class



.. If you use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

.. Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its current holdings and its investing strategies.

--------------------------------------------------------------------------------

A Detailed Look at Value Builder Fund--Institutional Class



   The table below provides a picture of the Institutional Class' financial performance for the past five fiscal years. The information selected reflects results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


Financial Highlights
(for a share outstanding throughout each period)
                                                                For the Years Ended March 31,
                                                            2001      2000      1999      1998     1997
Per share operating performance:
Net asset value, beginning of year                     $  23.45  $  24.36  $  22.26  $  17.27  $ 14.77
-------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                      0.54      0.55      0.63      0.51     0.41
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss) on investments     0.52     (0.21)     2.41      5.25     2.53
-------------------------------------------------------------------------------------------------------
Total from investment operations                           1.06      0.34      3.04      5.76     2.94
-------------------------------------------------------------------------------------------------------
Distributions to shareholders
Net investment income and short-term capital gains        (0.78)    (0.81)    (0.61)    (0.51)   (0.38)
-------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                      (1.75)    (0.44)    (0.33)    (0.26)   (0.06)
-------------------------------------------------------------------------------------------------------
Total distributions                                       (2.53)    (1.25)    (0.94)    (0.77)   (0.44)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                           $  21.98  $  23.45  $  24.36  $  22.26  $ 17.27
-------------------------------------------------------------------------------------------------------
Total investment return                                    4.60%     1.36%    14.20%    34.08%   20.24%
-------------------------------------------------------------------------------------------------------
Supplemental data and ratios:
Net assets, end of year (000s omitted)                 $176,833  $160,991  $144,995  $103,817  $34,771
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      2.38%     2.32%     2.88%     2.75%    2.83%
-------------------------------------------------------------------------------------------------------
Expenses                                                   0.86%     0.84%     0.87%     0.89%    1.02%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       8%       26%       10%        7%      13%
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated August 1, 2001, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                    Deutsche Asset Management Service Center
                    PO Box 219210
                    Kansas City, MO 64121-9210
   or call toll-free: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For more information on the Public Reference Room, call the SEC at 202-942-8090.

 Flag Investors Value Builder Fund, Inc.--Institutional Class CUSIP #33832R402
                                                              VBIPRO
 Distributed by:                                              (08/01)
 ICC Distributors, Inc.                                       811-6600
 Two Portland Square
 Portland, ME 04101

                       STATEMENT OF ADDITIONAL INFORMATION

                     FLAG INVESTORS VALUE BUILDER FUND, INC.


                                One South Street
                            Baltimore, Maryland 21202


                   THIS STATEMENT OF ADDITIONAL INFORMATION IS

                     NOT A PROSPECTUS. IT SHOULD BE READ IN
                       CONJUNCTION WITH A PROSPECTUS. THE
                   AUDITED FINANCIAL STATEMENTS FOR THE FUND
                   ARE INCLUDED IN THE FUND'S ANNUAL REPORT,
                    WHICH HAS BEEN FILED ELECTRONICALLY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION
                   AND IS INCORPORATED BY REFERENCE INTO THIS
                     STATEMENT OF ADDITIONAL INFORMATION. A
                     COPY OF EACH PROSPECTUS AND THE ANNUAL
                     REPORT MAY BE OBTAINED WITHOUT CHARGE
                   FROM YOUR SECURITIES DEALER OR SHAREHOLDER
                        SERVICING AGENT OR BY WRITING OR
                               CALLING THE FUND,

                  ONE SOUTH STREET, BALTIMORE, MARYLAND 21202,

                                (800) 621-1048.

           Statement of Additional Information Dated August 1, 2002,
                          Relating to the Prospectuses
                           Dated August 1, 2002 for:

         Flag Investors Class A Shares, Flag Investors Class B Shares, Flag Investors C Shares and Flag Investors Institutional Class

                               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ..............................................   1
INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS .......................   2
   Covered Call Options ......................................................   3
   Convertible Securities ....................................................   4
   Non-Investment Grade Securities ...........................................   4
   Other Investments .........................................................   6
   Repurchase Agreements .....................................................   6
   Foreign Investment Risk Considerations ....................................   6
   Illiquid Securities .......................................................   7
   Initial Public Offerings ..................................................   7
   Investment Restrictions ...................................................   8
VALUATION OF SHARES, SUBSCRIPTIONS AND REDEMPTIONS ...........................   9
   Valuation of Shares .......................................................   9
   Subscriptions .............................................................   9
   Redemptions ...............................................................  10
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS .........................  10
   Qualification as a Regulated Investment Company ...........................  10
   Fund Distributions ........................................................  11
   Sale, Exchange or Redemption of Fund Shares ...............................  12
   Federal Excise Tax; Miscellaneous Considerations ..........................  13
   State and Local Tax Considerations ........................................  13
MANAGEMENT OF THE FUND .......................................................  14
   Directors and Officers ....................................................  14
INFORMATION CONCERNING DIRECTORS AND OFFICERS ................................  15
   Code of Ethics ............................................................  24
INVESTMENT ADVISORY AND OTHER SERVICES .......................................  24
DISTRIBUTION OF FUND SHARES ..................................................  26
BROKERAGE ....................................................................  29
CAPITAL STOCK ................................................................  32
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS .......................................  33
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES ............................  33
INDEPENDENT ACCOUNTANTS ......................................................  34
LEGAL MATTERS ................................................................  34
PERFORMANCE INFORMATION ......................................................  35
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ..........................  41
FINANCIAL STATEMENTS .........................................................  42
APPENDIX A ...................................................................  43

GENERAL INFORMATION AND HISTORY

       Flag Investors Value Builder Fund, Inc. (the `Fund') is an open-end diversified management investment company. The Fund currently offers four classes of shares: Flag Investors Value Builder Fund Class A Shares (the `Class A Shares'), Flag Investors Value Builder Fund Class B Shares (the `Class B Shares'); Flag Investors Value Builder Fund Class C Shares (the `Class C Shares'); and Flag Investors Value Builder Fund Institutional Class (formerly, Flag Investors Value Builder Institutional Shares) (the `Institutional Class') (collectively, the `Shares'). As used herein, the `Fund' refers to Flag Investors Value Builder Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. On May 7, 2001, Deutsche Asset Management changed the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management.' This change does not affect the name, management, or operations of the Fund, but results in modifications to the presentation of the Fund's prospectuses, periodic reports and other publications on behalf of the Fund. On August 19, 2002, the Fund became part of the Scudder Investments family of funds.


       Important information concerning the Fund is included in the Fund's Prospectuses which may be obtained without charge from the Fund's distributor (the `Distributor') or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the Securities and Exchange Commission (the `SEC'). Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

       The Fund was incorporated under the laws of the State of Maryland on March 5, 1992. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the `1940 Act') and its Shares under the Securities Act of 1933, as amended (the `1933 Act'), and began operations on June 15, 1992. The Fund began offering the Class B shares on January 3, 1995, the Institutional Class on November 2, 1995, and the Class C shares on April 8, 1998.

       Under a license agreement dated June 15, 1992 between the Fund and Alex. Brown & Sons Incorporated (predecessor to Deutsche Banc Alex. Brown Inc.) (`DB Alex. Brown'), Alex. Brown & Sons Incorporated licenses to the Fund the

`Flag Investors' name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

       The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through a policy of diversified investments in equity and debt securities. Under normal market conditions, between 40% and 75% of the Fund's total assets will be invested in equity securities and at least 25% of the Fund's total assets will be invested in fixed-income securities, all as more fully described below. There can be no assurance that the Fund's investment objective will be achieved.

       At least 25% of the Fund's total assets will be invested in fixed-income securities, defined for this purpose to include non-convertible corporate debt securities, non-convertible preferred stock and government obligations. The average maturity of these investments will vary from time to time depending on the assessment of the Fund's investment advisor (the `Advisor') and the sub-advisor (the `Sub-Advisor') (the `Advisors') as to the relative yields available on securities of different maturities. It is currently anticipated that the average maturity of the fixed-income securities in the Fund's portfolio will be between two and ten years under normal market conditions. In general, non-convertible corporate debt obligations held in the Fund's portfolio will be rated, at the time of purchase, BBB or higher by Standard & Poor's Ratings Group (`S&P') or Baa or higher by Moody's Investors Service, Inc. (`Moody's') or, if unrated by S&P or Moody's, determined to be of comparable quality by the Advisors under criteria approved by the Board of Directors. Investment grade securities (securities rated BBB or higher by S&P or Baa or higher by Moody's) are generally thought to provide the highest credit quality and the smallest risk of default. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics. Up to 10% of the Fund's assets may be invested in lower quality non-convertible corporate debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's). Securities that were investment grade at the time of purchase, but are subsequently downgraded to BB, Ba or lower will be included in the 10% category. In the event that any security owned by the Fund is downgraded, the Advisors will review the situation and take appropriate action, but will not be required to sell any such security. If such a downgrade causes the 10% limit to be exceeded, the Fund will be precluded from investing further in below investment grade debt securities until the holdings are redeemed below 10%. (See `Investments in Non-Investment Grade Securities' below.)

       In addition to its investments in corporate and government fixed-income obligations the Fund may invest up to 10% of its total assets in non-convertible corporate debt obligations that are rated below investment grade by S&P or Moody's or are unrated by S&P or Moody's but deemed by the Advisors to be of similar quality. A description of the rating categories of S&P and Moody's is set forth in the Appendix to this Statement of Additional Information.

       The Fund may also invest up to 5% of its net assets in covered call options as described below, and an additional 10% of its total assets in the aggregate in equity and debt securities issued by foreign governments or corporations and not traded in the United States.

       Additional information about certain of the Fund's investment policies and practices are described below.


Covered Call Options

       As a means of protecting the Fund's assets against market declines, the Fund may write covered call option contracts on certain securities which it owns or has the immediate right to acquire, provided that the aggregate value of such options does not exceed 5% of the value of the Fund's net assets as of the time such options are written. If, however, the securities on which the calls have been written appreciate, more than 5% of the Fund's assets may be subject to the call. The Fund may also purchase call options for the purpose of terminating its outstanding call option obligations.

       When the Fund writes a call option, it gives the purchaser of the option the right, but not the obligation, to buy the securities at the price specified in the option (the `Exercise Price') at any time prior to the expiration of the option. In call options written by the Fund, the Exercise Price, plus the option premium paid by the purchaser, will almost always be greater than the market price of the underlying security at the time a call option is written. If any option is exercised, the Fund will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. By writing a covered option, the Fund may forego, in exchange for the net premium, the opportunity to profit from an increase in value of the underlying security above the Exercise Price. Thus, options may be written when the Advisors believe the security should be held for the long-term but expect no appreciation or only moderate appreciation within the option period. The Fund also may write covered options on securities that have a current value above the original purchase price but which, if then sold, would not normally qualify for long-term capital gains treatment. Such activities will normally take place during periods when market volatility is expected to be high.

       Only call options which are traded on a national securities exchange will be written. Currently, call options may be traded on the Chicago Board Options Exchange and the American, Pacific, Philadelphia and New York Stock Exchanges. Call options are issued by The Options Clearing Corporation (`OCC'), which also serves as the clearing house for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by OCC or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

       Call options may be purchased by the Fund, but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same Exercise Price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the Fund of such a transaction may be greater than the net premium received by the Fund upon writing the original option, the Directors believe that it is appropriate for the Fund to have the ability to make closing purchase transactions in order to prevent its portfolio securities from being purchased pursuant to the exercise of a call. The Advisors may also permit the call option to be exercised. A profit or loss from a closing purchase transaction or exercise of a call option will be realized depending on whether the amount paid to purchase a call to close a position, or the price at which the option is exercised, is less or more than the amount received from writing the call. In the event that the Advisors are incorrect in their forecasts regarding market values, interest rates and other applicable factors, the Fund may not realize a profit and may suffer losses from writing the calls.


       Positions in options on stocks may be closed before expiration only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although the Fund will write options only when the Advisors believe a liquid secondary market will exist on an exchange for options of the same series, there can be no assurance that a liquid secondary market will exist for any particular stock option. Possible reasons for the absence of a liquid secondary market include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or OCC to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or to impose restrictions on types of orders. Although OCC has stated that it believes (based on forecasts provided by the exchanges on which options are traded) that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised OCC that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.


       Certain provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, will restrict the use of covered call options. (See `Federal Tax Treatment of Dividends and Distributions' below.)

Convertible Securities

       The Fund may invest in convertible securities. In general, the market value of a convertible security is at least the higher of its `investment value' (i.e., its value as a fixed-income security) or its `conversion value' (i.e., the value of the underlying shares of common stock if the security is converted). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying common stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Non-Investment Grade Securities


       The Fund may purchase non-convertible corporate bonds that carry ratings lower than those assigned to investment grade bonds by S&P or Moody's, or that are unrated by S&P or Moody's if such bonds, in the Advisors' judgment, are determind to be of comparable the quality under criteria approved by the Board of Directors. These bonds generally are known as `junk bonds.' These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objective, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gains. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D, in the case of S&P, and from Aaa to C, in the case of Moody's. Generally, securities that are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated below investment grade may be of a predominately speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.

       Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities, but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in below investment grade securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in below investment securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

     Investing in below investment grade securities entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of below investment grade securities will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, below investment grade securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In adverse economic conditions, the liquidity of the secondary market for below investment grade securities may be significantly reduced. In addition, adverse economic developments could disrupt the high-yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for lower rated bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for lower rated bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available. Finally, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high-yield bonds.

Other Investments

     For temporary, defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.

Repurchase Agreements

     The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.


Foreign Investment Risk Considerations

     From time to time, the Advisors may invest the Fund's assets in American Depositary Receipts and other securities, which are traded in the United States and represent interests in foreign issuers. The Advisors may also invest up to 10% of the Fund's assets in debt and equity securities issued by foreign corporate and government issuers and which are not traded in the United States when the Advisors believe that such investments provide good opportunities for achieving income and capital gains. Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. Such investments are usually not denominated in dollars so changes in the value of the dollar relative to other currencies will affect the value of foreign investments. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary United States business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

     Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders.


Illiquid Securities

     The Fund may invest up to 10% of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, provided that no more than 5% of its total assets may be invested in restricted securities. Not included within this limitation are securities that are not registered under the 1933 Act, but that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act, if the securities are determined to be liquid. The Board of Directors has adopted guidelines and delegated to the Advisors, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Initial Public Offerings (IPOs)

     The Fund may invest in IPOs but historically has not done so to a significant degree. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified effect on Fund performance depending on market conditions and the Fund's size.

Investment Restrictions

     The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectuses, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:

1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry);

2. Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

3. With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

4. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing provided that while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

5.   Invest in real estate or mortgages on real estate;

6. Purchase or sell commodities or commodities contracts, including financial futures contracts;

7. Act as an underwriter of securities within the meaning of the U.S. federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

8.   Issue senior securities;

9. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies;

10.  Effect short sales of securities;

11. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

12. Purchase participations or other direct interests in oil, gas or other mineral leases or exploration or development programs; or

13. Invest more then 10% of the value of its net assets in illiquid securities (as defined under federal or state securities laws), including repurchase agreements with remaining maturities in excess of seven days, provided, however, that the Fund shall not invest more than 5% of its total assets in securities that the Fund is restricted from selling to the public without registration under the Securities Act of 1933 as amended (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 as amended, that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities).

     The following investment restriction may be changed by a vote of the majority of the Board of Directors.


     The Fund will not invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

     Unless otherwise noted, the percentage limitations contained in these restrictions apply at the time of purchase of securities.

VALUATION OF SHARES, SUBSCRIPTIONS AND REDEMPTIONS

Valuation of Shares

     The net asset value per Share is determined daily as of the close of the New York Stock Exchange, each day on which the New York Stock Exchange is open for business (a `Business Day'). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These `late day' agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.


Subscriptions

     Under normal circumstances, the Fund will sell Shares by check or wire transfer of funds, as described in the Prospectuses. Shareholders may opt to subscribe to the Fund in whole or in part by a contribution of readily available marketable securities to the Fund's portfolio that meet the Fund's objective, as determined by the Advisors. Contact the Transfer Agent at 1-800-621-1048 for further information.

Redemptions

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares in cash. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder may realize a taxable capital gain or loss as a result of such redemption and will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under `Valuation of Shares' and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.





FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS


         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult with their tax advisor regarding the federal, state and local tax consequences of investing in Fund Shares.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the `Code') and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

     The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company (`RIC') under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.



         In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or net capital gains that it distributes to shareholders.



         Although the Fund intends to distribute substantially all of its net investment income and may distribute its net capital gains for any taxable year, the Fund will be subject to federal income taxation if at least 90% of any such income or gains are not distributed.


         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Fund Distributions

     Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.


     The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses (`net capital gains'). If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund Shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

     If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those Shares on which the distribution was received are sold.

     In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation (including certain holding period limitations). All dividends (including the deducted portion) must be included in a corporation's adjusted current earnings when calculating alternative minimum taxable income.

     Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

     Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxed on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to the investor's purchase.

     The Fund will provide an annual statement to shareholders describing the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

     The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains or losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

Sale, Exchange or Redemption of Fund Shares

     The sale, exchange or redemption of a Fund share is a taxable event for you. Generally, gain or loss on the sale, exchange or redemption of a Fund Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if you realize a loss on the sale, exchange or redemption of a Share held for six months or less and have previously received a capital gain distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining your long-term capital gains), you must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you repurchase (or enter into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

     In certain cases, the Fund will be required to withhold, at the applicable withholding rate, and remit to the United States Treasury distributions payable to you if you (1) have failed to provide a correct tax identification number,
(2) are subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have failed to certify that you are a US person (including a US resident alien).

Federal Excise Tax; Miscellaneous Considerations

     If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon. However, the Fund can make no assurances that its distributions will be sufficient to eliminate all taxes.

     Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in the Fund.


State and Local Tax Considerations

     Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


     Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

MANAGEMENT OF THE FUND

Directors and Officers

         The overall business and affairs of the Fund are supervised by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, administrator, distributor, custodian and transfer agent. The Board of Directors and the executive officers are responsible for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor and Sub-Advisor or other service providers. Each Director holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is annually elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

         On July 30, 2002, the shareholders of the Fund approved the election of new Directors and executive officers. The following information is provided for each newly elected Director and Officer of the Fund as of the May 31, 2002. The first section of the table lists information for each Director who is not an `interested person' of the Fund (as defined in the 1940 Act) (an `Independent Director'). Information for each Non-Independent Director (an `Interested Director') follows. The Interested Directors are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisors and/or underwriter or their affiliates. The mailing address for the Directors and Officers with respect to Fund operations is One South Street, Baltimore, Maryland, 21202.

                  INFORMATION CONCERNING DIRECTORS AND OFFICERS



                                                                                                                 Number of Funds in
                                                                                                                 ------------------
                                                                                                                 the Fund Complex to
                                                                                                                 -------------------
                        Position with the Fund and  Business Experience and Directorships During the Past 5      be Overseen by
                        --------------------------  -------------------------------------------------------      --------------
Name and Birth Date     Length of Time Served       Years                                                        Director/1/
-------------------     ---------------------       -----                                                        -----------
Independent Directors

Richard R. Burt         Director since 1999.        Chairman, IEP Advisors, Inc. (July 1998 to present);                  86
2/3/47                                              Chairman of the Board, Weirton Steel Corporation2 (April
                                                    1996 to present); Member of the Board, Hollinger
                                                    International, Inc. /2/ (publishing) (1995 to present),
                                                    HCL Technologies Limited (information technology)
                                                    (April 1999 to present), UBS Mutual Funds (formerly
                                                    known as Brinson and Mitchell Hutchins families of
                                                    funds) (registered investment companies) (1995 to
                                                    present); and Member, Textron Inc. /2/ International
                                                    Advisory Council (July 1996 to present). Formerly,
                                                    Partner, McKinsey & Company (consulting) (1991-1994)
                                                    and US Chief Negotiator in Strategic Arms Reduction
                                                    Talks (START) with former Soviet Union and US
                                                    Ambassador to the Federal Republic of Germany
                                                    (1985-1991); Member of the Board, Homestake Mining/2/
                                                    (mining and exploration) (1998 - February 2001), Archer
                                                    Daniels Midland Company/2/ (agribusiness operations)
                                                    (October 1996 -June 2001) and Anchor Gaming (gaming
                                                    software and equipment) (March 1999-December 2001).

S. Leland Dill          Director as of July 30,                                                                           84
3/28/30                 2002                        Trustee, Phoenix Zweig Series Trust (since September 1989),
                                                    Phoenix Euclid Market Neutral Fund (since May 1998)
                                                    (registered investment companies); Retired (since
                                                    1986). Formerly, Partner, KPMG Peat Marwick (June
                                                    1956-June 1986); Director, Vintners International
                                                    Company Inc. (June 1989-May 1992), Coutts (USA)
                                                    International (January 1992-March 2000), Coutts Trust
                                                    Holdings Ltd., Coutts Group (March 1991-March 1999);
                                                    General Partner, Pemco (investment company) (June
                                                    1979-June 1986).

Martin J. Gruber        Director as of July 30,     Nomura Professor of Finance, Leonard N. Stern School of               85
7/15/37                 2002                        Business, New York University (since 1964); Trustee, CREF
                                                    (since 2000); Director, S.G. Cowen Mutual Funds
                                                    (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai
                                                    Capital Fund, Inc. (since 2000) and Singapore Fund, Inc.
                                                    (since 2000) (registered investment companies).

Richard J. Herring      Director as of July 30,     Jacob Safra Professor of International Banking and                    84
2/18/46                 2002                        Professor, Finance Department, The Wharton School,
                                                    University of Pennsylvania (since 1972); Director,
                                                    Lauder Institute of International Management Studies
                                                    (since 2000); Co-Director, Wharton Financial
                                                    Institutions Center (since 2000) and Vice Dean and
                                                    Director, Wharton Undergraduate Division (1995-2000).

                                                                                                                 Number of Funds in
                                                                                                                 ------------------
                                                                                                                 the Fund Complex to
                                                                                                                 -------------------
                        Position with the Fund and  Business Experience and Directorships During the Past 5      be Overseen by
                        --------------------------  -------------------------------------------------------      --------------
Name and Birth Date     Length of Time Served       Years                                                        Director/1/
-------------------     ---------------------       -----                                                        -----------
Joseph R. Hardiman      Director since 1998.                                                                              82
05/27/37                                            Private Equity Investor (1997 to present); Director,
                                                    Soundview Technology Group Inc. (investment banking) (July
                                                    1998 to present), Corvis Corporation/2/ (optical networking equipment) (July 2000 to present), Brown Investment
                                                    Advisory & Trust Company (investment advisor) (February
                                                    2001 to present), The Nevis Fund (registered investment
                                                    company) (July 1999 to present), and ISI Family of Funds
                                                    (registered investment companies) (March 1998 to present).
                                                    Formerly, Director, Circon Corp. /2/ (medical instruments)
                                                    (November 1998-January 1999); President and Chief Executive
                                                    Officer, The National Association of Securities Dealers,
                                                    Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                    Operating Officer of Alex. Brown & Sons Incorporated (now
                                                    Deutsche Bank Securities Inc.) (1985-1987); General
                                                    Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                                                    Securities Inc.) (1976-1985).

Graham E. Jones         Director as of July 30,     Senior Vice President, BGK Realty, Inc. (commercial real              84
01/31/33                2002                        estate) (since 1995); Trustee, 8 open-end mutual funds
                                                    managed by Weiss, Peck & Greer (since 1985) and Trustee of
                                                    22 open-end mutual funds managed by Sun Capital Advisers,
                                                    Inc. (since 1998).

Rebecca W. Rimel        Director since 1997.        President and Chief Executive Officer, The Pew Charitable             84
4/10/51                                             Trusts (charitable foundation) (1994 to present). Formerly,
                                                    Executive Director, The Pew Charitable Trusts (1988-1994);
                                                    Director, ISI Family of Funds (registered investment
                                                    companies) (1997-1999) and Director and Executive Vice
                                                    President, The Glenmede Trust Company (investment trust and wealth management (1994-2002).

Philip Saunders, Jr.    Director as of July 30,                                                                           84
10/11/35                2002                        Principal, Philip Saunders Associates (Economic and
                                                    Financial Consulting) (since 1988). Formerly, Director,
                                                    Financial Industry Consulting, Wolf & Company
                                                    (consulting)(1987-1988); President, John Hancock Home
                                                    Mortgage Corporation (1984-1986); Senior Vice President of
                                                    Treasury and Financial Services, John Hancock Mutual Life
                                                    Insurance Company, Inc. (1982-1986).

William N. Searcy       Director as of July 30,     Pension & Savings Trust Officer, Sprint Corporation/2/               84
09/03/46                2002                        (telecommunications) (since 1989); Trustee of 22 open-end
                                                    mutual funds managed by Sun Capital Advisers, Inc. (since
                                                    1998).

                                                                                                                    Number of Funds
                                                                                                                    in the Fund
                       Position with the Fund                                                                       Complex to be
                       and Length of Time          Business Experience and Directorships During the Past 5          Overseen by
Name and Birth Date    Served                      Years                                                            Director/1/
Robert H. Wadsworth    Director since 1999.        President, Robert H. Wadsworth Associates, Inc. (consulting            87
1/29/40                                            firm) (1982 to present); President and Director, Trust for
                                                   Investment Managers (registered investment company) (1999
                                                   to present); Director, The Germany Fund Inc. (1986 to
                                                   present), The New Germany Fund, Inc. (1992 to present) and
                                                   Central European Equity Fund, Inc. (1986 to present).
                                                   Formerly President, Investment Company Administration,
                                                   L.L.C. (1992*- July 2001); President, Treasurer and
                                                   Director, First Fund Distributors, Inc. (1990 - January
                                                   2002); Vice President, Professionally Managed Portfolios
                                                   and Advisors Series Trust (registered investment companies)
                                                   and President, Guinness Flight Investment Funds, Inc.
                                                   (registered investment companies).

                                                   * Inception date of the corporation which was the predecessor to the LLC.

Interested Director

Richard T. Hale/3/     Chairman since July 30,     Managing Director, Deutsche Bank Securities Inc. (formerly             84
7/17/45                2002 and Director since     Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
                       1992.                       Management (1999 to present); Director and President,
                                                   Investment Company Capital Corp. (registered investment
                                                   advisor) (1996 to present); Director, Deutsche Global
                                                   Funds, Ltd. (2000 to present), CABEI Fund (2000 to
                                                   present), North American Income Fund (2000 to present);
                                                   Vice President, Deutsche Asset Management, Inc. (2000 to
                                                   present).  Chartered Financial Analyst.  Formerly,
                                                   Director, ISI Family of Funds (registered investment
                                                   companies) (1992-1999).
Officers

Richard T. Hale        President since 2000.       See information provided under Interested Director Nominee.

Charles A. Rizzo       Treasurer since 1999.       Director, Deutsche Asset Management (April 2000 to
8/5/57                                             present); Certified Public Accountant; Certified Management
                                                   Accountant.  Formerly, Vice President and Department Head,
                                                   BT Alex. Brown Incorporated (Deutsche Bank Securities Inc.)
                                                   (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                                                   (PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch       Secretary since 2002.       Managing Director, Deutsche Asset Management (2002 to
3/27/54                                            present) and Director, Deutsche Global Funds Ltd. (2002 to present).  Formerly, Director, Deutsche Asset Management
                                                   (1999-2002), Principal, BT Alex. Brown Incorporated,
                                                   (Deutsche Bank Securities Inc.) (1998-1999); Assistant
                                                   General Counsel, United States Securities and Exchange
                                                   Commission (1993-1998).

Bruce A. Rosenblum     Assistant Secretary since   Vice President, Deutsche Asset Management (2000 to
9/14/60                2002.                       present). Formerly, Partner, Freedman, Levy, Kroll &
                                                   Simonds (1997-1999).


        _____________

1. As of May 31, 2002, the total number of funds in the Deutsche Asset Management Fund Complex (the `Fund Complex') is 89.

2. A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3.   Mr. Hale is a director who is an `interested person' within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

Ms. Olmert and Messrs. Hale, Hirsch and Rizzo also hold similar positions for other investment companies for which the Advisor or an affiliate serves as the advisor.

   Director Ownership in the Fund



    ---------------------------------------------------------------------------------------
                                                             Aggregate Dollar Range of
                                                             Ownership as of December
                                                             31, 2001 in all Funds
                            Dollar Range of Beneficial       Overseen by Director in the
     Director               Ownership in the Fund/1/         Fund Complex/2/
    ---------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------
     Independent
     Directors
    ---------------------------------------------------------------------------------------
     Richard R. Burt        $10,001-$50,000                   Over $100,000
    ---------------------------------------------------------------------------------------
     Joseph R. Hardiman     $10,001-$50,000                   Over $100,000
    ---------------------------------------------------------------------------------------
     Louis E. Levy          Over $100,000                     Over $100,000
    ---------------------------------------------------------------------------------------
     Eugene J. McDonald     Over $100,000                     Over $100,000
    ---------------------------------------------------------------------------------------
     Rebecca W. Rimel       Over $100,000                     Over $100,000
    ---------------------------------------------------------------------------------------
     Carl W. Vogt           $50,001-$100,000                  Over $100,000
    ---------------------------------------------------------------------------------------
     Robert H. Wadsworth    $10,001-$50,000                   Over $100,000
    ---------------------------------------------------------------------------------------
     Interested Directors
    ---------------------------------------------------------------------------------------
     Richard T. Hale        $10,001-$50,000                   Over $100,000
    ---------------------------------------------------------------------------------------
     Truman T. Semans       Over $100,000                     Over $100,000
    ---------------------------------------------------------------------------------------



/1/ Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the `1934 Act') include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     over $100,000.

/2/  The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     over $100,000.

The following table shows the ownership of the new Directors elected on July 30, 2002.

-----------------------------------------------------------------------------------------------------------------
                                                                                 Aggregate Dollar Range of
                                                                                 -------------------------
                                                                                Ownership as of May 31, 2002
                                                                                ----------------------------
                                             Dollar Range of                     in all Funds Overseen or by
                                             ---------------                     ---------------------------
                                         Beneficial Ownership in                  Director in the Family of
                                         -----------------------                  -------------------------
             Director                         the Fund/1/                           Investment Companies
             --------                         -----------                           --------------------
----------------------------------------------------------------------------------------------------------------
Independent Directors
----------------------------------------------------------------------------------------------------------------
Richard R. Burt*                        $10,001-$50,000                         Over $100,000
----------------------------------------------------------------------------------------------------------------
S. Leland Dill                          None                                    Over $100,000
----------------------------------------------------------------------------------------------------------------
Martin J. Gruber                        None                                    $10,001-$50,000
----------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman*                     $10,001-$50,000                         Over $100,000
----------------------------------------------------------------------------------------------------------------
Richard J. Herring                      None                                    Over $100,000
----------------------------------------------------------------------------------------------------------------
Graham E. Jones                         None                                    Over $100,000
----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel*                       Over $100,000                           Over $100,000
----------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.                    None                                    $50,001-100,000
----------------------------------------------------------------------------------------------------------------
William N. Searcy                       None                                    $10,001-$50,000
----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth*                    $50,000-$100,000                        Over $100,000
----------------------------------------------------------------------------------------------------------------
Interested Director
----------------------------------------------------------------------------------------------------------------
Richard T. Hale                         $10,001-$50,000                         Over $100,000
----------------------------------------------------------------------------------------------------------------


-----------
* The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the `1934 Act') include direct and or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are:
   None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisors and Related Companies

         As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

    --------------------------- ------------------ -------------- ---------- ----------------- ----------------
    Director                    Owner and          Company        Title of   Value of          Percent of
    --------                    ---------          -------        --------   --------          ----------
                                Relationship to                   Class      Securities on     Class on an
                                ---------------                   -----      -------------     -----------
                                Director                                     an Aggregate      Aggregate Basis
                                --------                                     ------------      ---------------
                                                                             Basis
                                                                             -----
    -----------------------------------------------------------------------------------------------------------
    Richard R. Burt                                None
    -----------------------------------------------------------------------------------------------------------
    Joseph R. Hardiman                             None
    -----------------------------------------------------------------------------------------------------------
    Louis E. Levy*                                 None
    -----------------------------------------------------------------------------------------------------------
    Eugene J. McDonald*                            None
    -----------------------------------------------------------------------------------------------------------
    Rebecca W. Rimel                               None
    -----------------------------------------------------------------------------------------------------------
    Carl W. Vogt*                                  None
    -----------------------------------------------------------------------------------------------------------
    Robert H. Wadsworth                            None
    -----------------------------------------------------------------------------------------------------------
    S. Leland Dill                                 None
    -----------------------------------------------------------------------------------------------------------
    Martin J. Gruber                               None
    -----------------------------------------------------------------------------------------------------------
    Richard Herring                                None
    -----------------------------------------------------------------------------------------------------------
    Graham E. Jones                                None
    -----------------------------------------------------------------------------------------------------------
    Philip Saunders, Jr.                           None
    -----------------------------------------------------------------------------------------------------------
    William N. Searcy                              None
    -----------------------------------------------------------------------------------------------------------

____________

         * No longer a director as of July 30, 2002.

COMPENSATION TABLE


Name of Person, Position            Aggregate
                                    Compensation
                                    From the Fund      Pension or                           Total Compensation From the Fund
                                    Payable to         Retirement         Estimated         and Fund Complex Payable to
                                    Directors for      Benefits Accrued   Annual Benefits   Directors for the Fiscal Year
                                    the Fiscal Year    as Part of Fund    Upon Retirement   Ended March 31, 2002
                                    Ended March 31,    Expenses
                                    2002
Truman T. Semans,                   $0                 N/A                N/A               $0
Chairman andDirector* /1/

Richard T. Hale, Director           $0                 N/A                N/A               $0
and President1

Richard R. Burt, Director           $5,002 /2/         N/A                N/A               $62,500 for service on 25 Funds
                                                                                            in the Fund Complex

Joseph R. Hardiman, Director        $5,0192            N/A                N/A               $62,500 for service on 23 Funds
                                                                                            in the Fund Complex

Louis E. Levy, Director*            $5,8022            N/A                N/A               $72,500 for service on 25 Funds
                                                                                            in the Fund Complex

Eugene J. McDonald, Director*       $5,802 /2/         N/A                N/A               $72,500 for service on 25 Funds
                                                                                            in the Fund Complex

Rebecca W. Rimel, Director          $5,002 /2/     N/A     N/A     $62,500 for service on 25 Funds
                                                                   in the Fund Complex

Carl W. Vogt, Director*             $5,002 /2/     N/A     N/A     $62,500 for service on 25 Funds
                                                                   in the Fund Complex

Robert H. Wadsworth, Director       $5,002 /2/     N/A     N/A     $62,500 for service on 25 Funds
                                                                   in the Fund Complex

-------------------------
* No longer a director as of July 30, 2002.

/1/ A Director who is an `interested person' as defined in the 1940 Act.
/2/ Of amounts payable to Messrs. Burt, Hardiman, Levy, McDonald, Vogt and
    Wadsworth and Ms. Rimel, $5,002, $2,404, $1,473, $5,802, $5,002, $5,002 and
    $5,002, respectively, was deferred pursuant to a deferred compensation plan.

Information Concerning Committees and Meetings of Directors

         The Board of Directors of the Fund met six times during the fiscal year ended March 31, 2002 and each director attended at least 83% of the meetings of the Board and meetings of the committees of the Board of Directors on which such director served. As of July 30, 2002, the Audit and Compliance Committee and Nominating Committee will be comprised of all the newly elected Independent Directors.

         In accordance with its written charter adopted by the Board of Directors, the Audit and Compliance Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit and Compliance Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants. During the fiscal year ended March 31, 2002, the Audit and Compliance Committee met four times.

         The Nominating Committee, which meets when necessary, is charged with the duty of making all nominations for Independent Directors to the Board of Directors. During the fiscal year ended March 31, 2002, the Nominating Committee met once.

         The Pricing Committee which is constituted to consider and act upon all questions relating to valuation of the securities in the Fund's portfolio which may arise between meetings of the Directors. The Pricing Committee met once during the fiscal year ended March 31, 2002 on behalf of the Fund.

         The Compensation Committee, which meets when necessary, is responsible for reviewing the appropriateness of the level of compensation paid to the Directors, and making recommendations to the full Board with respect to the compensation of the Directors. During the fiscal year ended March 31, 2002, the Compensation Committee did not meet.

         The Executive Committee, which meets periodically, makes recommendations to the full Board with respect to the renewal of the Fund's agreements with its service providers. During the fiscal year ended March 31, 2002, the Executive Committee met four times.


Retirement Plan Information

         Certain funds in the Fund Complex have adopted a Retirement Plan for Directors who are not employees of the Fund, the Fund's Administrator or its respective affiliates (the `Retirement Plan'). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Fund currently has two participants in the

Retirement Plan, a Director who retired effective December 31, 1994 and another Director who retired effective December 31, 1996, each of whom qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each of the 24 funds based upon the relative net assets of such fund. As of December 31, 2000, Messrs. McDonald and Levy have qualified for, but have not received, benefits.

         Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2000 are as follows: for Ms. Rimel, 5 years; for Mr. Levy, 6 years; for Mr. McDonald, 8 years; for Mr. Vogt, 5 years; for Mr. Hardiman, 2 years and for Mr. Burt and Mr. Wadsworth, 1 year.

        Estimated Annual Benefits Payable By Fund Complex Upon Retirement


Years of Service          Chairmen of Audit and Executive    Other Participants
----------------          -------------------------------    ------------------
                          Committees
                          ----------

6 years                   $ 4,900                            $ 3,900
7 years                   $ 9,800                            $ 7,800
8 years                   $14,700                            $11,700
9 years                   $19,600                            $15,600
10 years or more          $24,500                            $19,500

         On February 12, 2001, the Board of Directors of the Fund, as well as each fund participating in the Retirement Plan, voted to amend the Plan, effective January 1, 2001, as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Retirement Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 or 10 years of service based on a 10% per year service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 1, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

         Any Director of the Fund who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Hardiman, Levy, McDonald, Vogt, Burt, Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Plan. Currently, the deferring Directors may select from among the funds in the Deutsche Asset Management Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics


         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits access persons, as this term is defined in the Code of Ethics, to invest in securities that may be purchased or held by the Fund for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Fund's Code provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code also prohibits short term trading profits and personal investment in initial public offerings. The Fund's Code requires prior approval with respect to purchases of securities in private placements.



         The Fund's Advisor, Investment Company Capital Corp. and Sub-Advisor, Alex. Brown Investment Management (`ABIM') have also adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These Codes permit access persons to invest in securities that may be purchased or held by the Fund for their own personal accounts, but require compliance with the Codes' preclearance requirements subject to certain exceptions. In addition, these Codes also provide for trading `blackout periods' that prohibit trading by access persons within periods of trading by the Fund in the same security. The Codes also prohibit short term trading profits and personal investment in initial public offerings. The Codes require prior approval with respect to purchases of securities in private placements.



     The Fund's principal underwriter, Scudder Distributors, Inc., has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Employees of Scudder Distributors, Inc. are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the Code of Ethics.


         These codes of ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES



         ICCC, the Advisor, is an indirect subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owens, Inc., a company organized by three employees of ABIM. ICCC also serves as investment advisor and ABIM serves as sub-advisor to other funds in the fund family.


     Under the Investment Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC has delegated this responsibility to ABIM, provided that ICCC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICCC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICCC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICCC without reimbursement by the Fund for any costs. Neither ICCC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICCC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and ABIM to the Fund are not exclusive and ICCC and ABIM are free to render similar services to others.


         As compensation for its services, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly, at the following annual rates; 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million, and 0.70% of the amount in excess of $200 million. As compensation for its services, ABIM is entitled to receive a fee from ICCC, payable from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and payable monthly, at the annual rate of 0.65% of the first $50 million, 0.50% of assets in excess of $50 million but not exceeding $200 million, and 0.40% of the amount in excess of $200 million. Prior to September 1, 2000, ABIM was entitled to receive a fee from ICCC, payable from its advisory fee based on the Fund's average daily net assets. This fee was calculated daily and payable monthly, at the annual rate of 0.75% of the first $50 million, 0.60% of the next $150 million, and 0.50% of the amount in excess of $200 million.


     Advisory Contract Approval


     Both the Investment Advisory Agreement and the Sub-Advisory Agreement have an initial term of two years and continue in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Directors of the Fund's Board who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose (as defined under `Capital Stock'). In approving the continuation of the Fund's investment Advisory Agreement and Sub-Advisory Agreement, the Board, including the Independent Directors, carefully considered all relevant matters, including: (1) the nature and quality of services to be provided to the Fund; (2) the Advisors' compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisors benefited, at least indirectly from certain securities lending, custody and brokerage relationships between the Fund and affiliates of the Advisors (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisors received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Fund or the Advisor may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.




     Advisory fees paid by the Fund to ICCC and sub-advisory fees paid by ICCC to ABIM for the last three fiscal years were as follows:

                              Year Ended March 31,
                              --------------------
Fees Paid to              2002                   2001                 2000
------------              ----                   ----                 ----
ICCC                      $6,531,556             $6,622,582           $7,107,396
----                      ----------             ----------           ----------
ABIM                      $3,281,151             $4,247,428           $5,116,599
----                      ----------             ----------           ----------



         ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's custodian. (See `Custodian, Transfer Agent and Accounting Services.')


DISTRIBUTION OF FUND SHARES


         As of August 17, 2002, Scudder Distributors, Inc. (the `Distributor') serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the `Distribution Agreement'). Scudder Distributors, Inc. also serves as the distributor for other funds in the fund complex. Prior to August 17, 2002, ICC Distributors, Inc. was the Fund's distributor.

         The Distribution Agreement provides that the Distributor shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. The Distributor shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of the Distributor are not exclusive and the Distributor shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and the Distributor will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.


         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under `Capital Stock') or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.

         The Distributor and certain broker-dealers (`Participating Dealers') have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement.

         In addition, with respect to the Class A, Class B and Class C shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions to act as shareholder servicing agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as a distributor or Shareholder Servicing Agent or in other capacities of investment companies. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor or their respective affiliates will provide compensation out of its own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.


         As compensation for providing distribution services as described above, the Fund will pay the Distributor, an annual fee, paid monthly up to 0.25% of the average daily net assets of the Class A Shares, 0.75% of the average daily net assets of the Class B Shares and 0.75% of the average daily net assets of the Class C Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. With respect to the Class B Shares and the Class C Shares, the Distributor expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Class B and Class C Shares, the Fund will pay the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the respective class. (See the Prospectuses.) The Distributor expects to allocate most of its shareholder servicing fee to Participating Dealers and Shareholder Servicing Agents. The Distributor does not receive compensation for distributing the Institutional Class.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:


                           Fiscal Year Ended March 31,

                         Fee                                             2002                2001                2000
                         ---                                             ----                ----                ----
Class A 12b-1 Distribution Fee                                        $1,403,393          $1,453,183          $1,666,691
Class B 12b-1 Distribution and Shareholder Servicing Fee              $1,159,539          $1,126,024          $1,239,069
Class C 12b-1 Distribution and Shareholder Servicing Fee              $  369,638          $  326,414          $  293,148

         Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted a Plan of Distribution for each class of Shares (except the Institutional Class) (the `Plans'). Under each Plan, the Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans remain in effect from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Board makes a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under `Capital Stock').

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to broker-dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B Shares and the Class C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to the Fund for excess amounts expended by the Distributor and if a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans for the Class A shares and the Class B shares for the last three fiscal years, the Fund's distributor paid the distribution related expenses of the related classes including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

         The Fund's distributor received commissions on the sale of the Class A shares and contingent deferred sales charges on the Class B and Class C shares and from such commissions and sales charges retained the following amounts:



                                  Fiscal Year Ended March 31,
                                  ---------------------------
                                2002                      2001                         2000
                                ----                      ----                         ----

Class                  Received       Retained   Received       Retained    Received         Retained
-----                  --------       --------   --------       --------    --------         --------
Class A Commissions    $672,733       $0         $308,456       $0          $1,100,345       $0

Class B Contingent        $353,080     $0    $416,039  $0     $1,183,806    $0
Deferred Sales Charge

Class C Contingent        $   3,535    $0    $5,371    $0     $  206,990    $0
Deferred Sales Charge

     The Fund will pay all costs associated with its organization and registration under the 1933 Act and the 1940 Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICCC, ABIM or the Distributor.

         The address of Scudder Distributors, Inc. is 222 South Riverside Plaza, Chicago, IL 60606-5508.

BROKERAGE

         ABIM is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICCC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and the Distributor.

         In over-the-counter transactions, orders are normally placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

     ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. Generally, the Advisor will not pay commissions or other remuneration on the over-the-counter transactions, but there may be instances where it is appropriate to do so. With the introduction of decimal pricing, the bid and ask spreads are narrowing, and market makers who also sell research services may include commissions as compensation for research services, as they customarily do for listed trades. ABIM's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers (other than affiliates of the Advisors) higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis except it may apply to certain riskless principal transactions as permitted by SEC interpretations. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABIM may consider services in connection with the sale of Shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid to affiliates of the Advisors must be `reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.' Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICCC and ABIM to furnish reports and to maintain records in connection with such reviews.

         ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


         During the fiscal years ended March 31, 2002, March 31, 2001 and March 31, 2000, ABIM directed no transactions to broker-dealers and paid no related commissions because of research services provided to the Fund.

      The Fund is required to identify any securities of its 'regular brokers or dealers' (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 2002, the Fund held a 7.50% corporate bond from Jefferies Group, Inc. valued at $4,124,540, a 6.875% corporate bond from J.P. Morgan & Co. valued at $5,173,620, 152,500 shares of Bank of America Corp. valued at $8,349,375, and a 1.75% repurchase agreement issued by Goldman Sachs & Co. valued at $3,338,162. Jefferies Group, Inc., J.P. Morgan & Co., Bank of America Corp., and Goldman Sachs & Co. is a 'regular broker or dealer' of the Fund.


CAPITAL STOCK

         Under the Fund's Articles of Incorporation, the Fund authorized Shares of capital stock, with a par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time. The Fund currently has one Series and the Board has designated four classes of
Shares: Flag Investors Value Builder Fund Class A Shares, Flag Investors Value Builder Fund Class B Shares, Flag Investors Value Builder Fund Class C Shares and Flag Investors Value Builder Fund Institutional Class. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

      Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

      There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

      As used in this Statement of Additional Information the term 'majority of the outstanding Shares' means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

      The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, PricewaterhouseCoopers LLP.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


      Deutsche Bank Trust Company Americas ('DBT Co.'), formerly Bankers Trust Company, an affiliate of ICCC, 100 Plaza One, Jersey City, NJ 07311, has been retained to act as custodian of the Fund's investments. DBT Co. receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by DBT Co. and the Fund. For the fiscal year ended March 31, 2002, DBT Co. was paid $47,359 as compensation for providing custody services to the Fund. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICCC up to $16.67 per account per year, plus reimbursement for out-of-pocket expenses. For the fiscal year ended March 31, 2002 such fees totaled $468,026.

         ICCC also provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICCC. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

Average Daily Net Assets                             Incremental Fee

0 - $10,000,000                                      $13,000 (fixed fee)
$10,000,000 - $20,000,000                            0.100%
$20,000,000 - $30,000,000                            0.080%
$30,000,000 - $40,000,000                            0.060%
$40,000,000 - $50,000,000                            0.050%
$50,000,000 - $60,000,000                            0.040%
$60,000,000 - $70,000,000                            0.030%
$70,000,000 - $100,000,000                           0.020%
$100,000,000 - $500,000,000                          0.015%
$500,000,000 - $1,000,000,000                        0.005%
over $1,000,000,000                                  0.001%


         For the fiscal year ended March 31, 2002, ICCC received accounting fees of $134,333.


         In addition, the Fund will reimburse ICCC for certain out of pocket expenses incurred in connection with ICCC's performance of its services under the Master Services Agreement including express delivery service, independent pricing and storage.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, are independent accountants to the Fund.

LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

PERFORMANCE INFORMATION

         The Fund calculates total return separately for each class of its shares. Each class of Shares is subject to different fees and expenses and, consequently, may have different total returns for the same period. The Fund may advertise any type of performance information permitted by applicable regulations, including the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

Average Annual Total Returns (Before Taxes)

         The Fund, when advertising average annual total return before taxes for a class of its Shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)/n/  =  ERV

Where:

P  =       hypothetical initial payment of $1,000;

T  =       average annual total return;

n  =       period covered by the computation, expressed in years;

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

         The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

Average Annual Total Returns (After Taxes on Distributions)

         The Fund, when advertising average annual total return after taxes on distributions for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)/n/  =  ATVD

Where:

P  =       hypothetical initial payment of $1,000;

T  =       average annual total return (after taxes on distributions);

n  =       period covered by the computation, expressed in years;

ATVD= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

         The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable 'ATVD' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

         The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

     The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.


Average Annual Total Returns (After Taxes on Distributions and Redemption)


     The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)/n/ =  ATV\\DR\\

Where:

P  =         hypothetical initial payment of $1,000;

T  =         average annual total return (after taxes on distributions and redemption);

n  =         period covered by the computation, expressed in years;

ATV\\DR\\ =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

     The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

     The Fund calculates the taxes due on any distributions as described above under 'Average Annual Total Returns (After Taxes on Distributions)'.

     The ending value (variable 'ATVDR' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that Shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Aggregate Total Returns (Before Taxes)

     The Fund, when advertising aggregate total return before taxes for a class of its Shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

   Aggregate Total Return =           [(ERV)       -1]
                                      -------------
                                          P

Where:

P  =      hypothetical initial payment of $1,000;

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

     The calculation for aggregate total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

Other Non-Standardized Total Return Calculations

         The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of Shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

As of March 31, 2002


--------------------------------------------------------------------------------------------
                                          1 Year             5 Years          Since
                                          ------             -------          -----
                                                                              Inception/1/
                                                                              ---------
--------------------------------------------------------------------------------------------
Average Annual Total
--------------------
Returns (Before Taxes)
---------------------
--------------------------------------------------------------------------------------------
Class A Shares                            (3.26)%            9.25%            12.32%
--------------------------------------------------------------------------------------------
Class B Shares                            (3.37)%            9.39%            14.12%
--------------------------------------------------------------------------------------------
Class C Shares                             0.63%             N/A               4.21%
--------------------------------------------------------------------------------------------
Institutional Class                        2.63%            10.75%            12.91%
--------------------------------------------------------------------------------------------
Average Annual Total
--------------------
Returns (After Taxes on
-----------------------
Distributions)
-------------
--------------------------------------------------------------------------------------------
Class A Shares                            (3.94)%            7.59%            10.79%
--------------------------------------------------------------------------------------------
Class B Shares                            (3.80)%            7.99%            12.79%
--------------------------------------------------------------------------------------------
Class C Shares                             0.20%             N/A               2.88%
--------------------------------------------------------------------------------------------
Institutional Class                        1.82%             8.99%            11.16%
--------------------------------------------------------------------------------------------
Average Annual Total
--------------------
Returns (After Taxes on
-----------------------
Distributions and
-----------------
Redemption)
----------
--------------------------------------------------------------------------------------------
Class A Shares                            (1.97)%            6.97%             9.80%
--------------------------------------------------------------------------------------------
Class B Shares                            (2.03)%            7.25%            11.46%
--------------------------------------------------------------------------------------------
Class C Shares                             0.42%             N/A               3.00%
--------------------------------------------------------------------------------------------
Institutional Class                        1.64%             8.19%            10.08%
--------------------------------------------------------------------------------------------
Aggregate Total Returns
-----------------------
(Before Taxes)
-------------
--------------------------------------------------------------------------------------------
Class A Shares                             2.37%            64.66%           229.94%
--------------------------------------------------------------------------------------------
Class B Shares                             1.63%            58.59%           160.15%
--------------------------------------------------------------------------------------------
Class C Shares                             1.63%            N/A               17.83%
--------------------------------------------------------------------------------------------
Institutional Class                        2.63%            66.63%           117.81%
--------------------------------------------------------------------------------------------
Average Annual Total
--------------------
Return at Net Asset Value
-------------------------
--------------------------------------------------------------------------------------------
Class A Shares                             2.37%            10.49%            12.97%
--------------------------------------------------------------------------------------------
Class B Shares                             1.63%             9.66%            14.12%
--------------------------------------------------------------------------------------------
Class C Shares                             1.63%            N/A                4.21%
--------------------------------------------------------------------------------------------
Institutional Class                        2.63%            10.75%            12.91%
--------------------------------------------------------------------------------------------

/1/ Inception Dates:  Class A Shares - June 15, 1992.
                      Class B Shares - January 3, 1995.
                      Class C Shares - April 8, 1998.
                      Institutional Class - November 2, 1995.

The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding US

Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended March 31, 2002 and March 31, 2001, the Fund's portfolio turnover rate was 12% and 8%, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To Fund management's knowledge, the following persons held beneficially or of record 5% or more of the outstanding shares of a class of the Fund, as of July 10, 2002:

                                                       Owned of       Beneficially
                                                       --------       ------------
                 Name and Address                       Record           Owned         Percentage of Ownership
                 ----------------                       ------           -----         -----------------------
Bankers Trust Corp & Affil 401K Savings Plan                              [X]          7.66% of Class A Shares
The Partnershare Plan of Bankers Trust NY Corp &
Affil
100 Plaza One
Jersey City, NJ  07311
State of Maryland Savings and Investment Plan                             [X]          16.67% of Institutional
C/O IPO Portfolio Accounting                                                           Class Shares
PO Box 182029
Columbus, OH 43218-2029
Mercantile Safe Dep & Tr Co Cust                                          [X]          11.43% of Institutional
FBO Calvert School                                                                     Class Shares
AB Flag Value A/C #1166032
766 Hammonds Ferry Rd
Linthicum, MD 21090-1317
Deutsche Bank Securities Inc                                              [X]          9.98% of Institutional Class
FBO 650-10788-17                                                                       Shares
PO Box 1346
Baltimore, MD 21203-1346

Mercantile Safe Dep & Trust Co Tr        [X]        9.12% of Institutional Class
FBO Calvert School Pension Plan                     Shares
ATTN: Mutual Funds
766 Old Hammonds Ferry Rd
Linthicum, MD 21090-1317
Deutsche Bank Securities Inc.            [X]        8.37% of Institutional Class
FBO 201-02534-21                                    Shares
PO Box 1346
Baltimore, MD 21203-1346
Deutsche Bank Securities                 [X]        5.22% of Class C Shares
Inc.
FBO 210-20729-11
PO Box 1346
Baltimore, MD  21203-1346

         As of July 10, 2002, Directors and officers as a group beneficially owned an aggregate of less than 1% of the Fund's total outstanding shares.

FINANCIAL STATEMENTS

         The financial statements for the Fund for the fiscal year ended March 31, 2002 are incorporated herein by reference to the Fund's Annual Report, which has been filed with the SEC, dated March 31, 2002.

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Commercial Paper Ratings

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with 'extremely strong' safety characteristics. Those rated A-1 reflect a 'strong' degree of safety regarding timely payment.

Moody's Commercial Paper Ratings

Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.

CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings

AAA The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Very strong capacity to pay interest and repay principal and, in the majority of instances, differs from the highest rated issues only in small degree. Also qualify as high quality debt obligations.

A Strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Regarded as having an adequate capacity to pay interest and repay principal. While normally exhibiting adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, and CC and C Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D In default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Bond Ratings

Aaa Judged to be of the best quality. Carries the smallest degree of investment risk and generally referred to as `gilt edged.' Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Judged to be of high quality by all standards. Together with the Aaa group comprise what are generally known as `high-grade' bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Considered as medium-grade obligations (i.e., neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Judged to have speculative elements; future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Of poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

Ca Speculative in a high degree. Often in default or have other marked shortcomings.

C The lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

PART C.    OTHER INFORMATION

Item 23.   Exhibits

(a)(1) Articles of Incorporation and Certificate of Correction incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on July 26, 1995.

(2) Amended Articles of Incorporation dated May 1, 1992 incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on July 26, 1995.

(3) Articles Supplementary dated December 27, 1993 incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on July 26, 1995.

(4) Articles Supplementary dated November 18, 1994 incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on July 26, 1995.

(5) Articles Supplementary dated October 6, 1995 incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000687) on July 29, 1996.

(6) Articles Supplementary dated June 17, 1997 incorporated by reference to Exhibit (1)(f)to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001357) on July 29, 1997.

(7) Articles Supplementary, as filed with the Maryland State Department of Taxation and Assessments on January 20, 1998 incorporated by reference to Exhibit (1)(g) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001585) on July 29, 1998.

(8) Articles of Amendment dated November 24, 1998, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR on June 1, 1999.

(9) Articles Supplementary as filed with the Maryland State Department of Taxation and Assessments on September 28, 1999 incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A ( Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR on July 27, 2000.

(b)(1) By-Laws, as amended through July 28, 1999, incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A ( Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR on July 27, 2000.

(2)    By-Laws, as amended through February 12, 2001, filed herewith.

(c)(1) Instruments Defining Rights of Security Holders incorporated by reference to Exhibit 1 (Articles of Incorporation) as amended to date, filed as part of Post-Effective Amendments Nos. 5 and 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279) filed with the Securities and Exchange Commission via EDGAR (Accession Nos. 950116-95-000312 and 950116-96- 000687) on July 26, 1995 and July 29, 1996, respectively, and Exhibit 2 (By-Laws) as amended to date, filed as part of Post-Effective Amendment No. 8 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001357) on July 29, 1997.

(d)(1) Investment Advisory Agreement dated June 4, 1999 between Registrant and Investment Company Capital Corp., incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A ( Registration No. 33-46279), filed with the Securities and Exchange Commission via Edgar on July 27, 2000.

(2) Sub-Advisory Agreement dated June 4, 1999, among Registrant, Investment Company Capital Corp. and Alex. Brown Investment Management, incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via Edgar on July 27, 2000.

(3) Amendment dated September 1, 2000, to the Sub-Advisory Agreement dated June 4, 1999, incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (Registration NO. 33-46279), filed with the Secrities and Exchange Commission via Edgar on July 30, 2001.

(e)(1) Distribution Agreement dated August 31, 1997 between Registrant and ICC Distributors, Inc. incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

(f)    None.

(g) Custodian Agreement between Registrant and Bankers Trust Company dated June 5, 1998 incorporated by reference to Exhibit (8) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001585) on July 29, 1998.

(h)(1) Master Services Agreement (including Accounting and Transfer Agency Services Appendices) between Registrant and Investment Company Capital Corp. incorporated by reference to Exhibit (9)(a) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000687) on July 29, 1996.

(2) Form of Amendment to Master Services Agreement between Registrant and Investment Company Capital Corp., filed herewith.

(i)    Opinion of Counsel, filed herewith.

(j)    Consent of PricewaterhouseCoopers LLP, filed herewith.

(k)    None.

(l) Subscription Agreement re: initial $100,000 capital incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on July 26, 1995.

(m)(1) Distribution Plan (Flag Investors Class A Shares) incorporated by reference to Exhibit (15)(a) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on July 26, 1995.

(2) Distribution Plan (Flag Investors Class B Shares) incorporated by reference to Exhibit (15)(c) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on July 26, 1995.

(3) Amended Distribution Plan (Flag Investors Class A Shares) incorporated by reference to Exhibit (15)(d) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

(4) Amended Distribution Plan (Flag Investors Class B Shares) incorporated by reference to Exhibit (15)(e) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

(5) Distribution Plan (Flag Investors Class C Shares) incorporated by reference to Exhibit (15)(g) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001585) on July 29, 1998.

(n)(1)   Registrant's Rule 18f-3 Plan incorporated by reference to Exhibit (18)
(a) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001357) on July 29, 1997.

(2) Registrant's Amended Rule 18f-3 Plan incorporated by reference to Exhibit (18)(b) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

(3) Registrant's Amended Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (Registration NO. 33-46279), filed with the Securities and Exchange Commission via Edgar on July 30, 2001.

(p)(1) Flag Investors Funds Consolidated Code of Ethics dated June 1, 2000, as amended through September 25, 2001, filed herewith.

(2) Deutsche Asset Management Code of Ethics, incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (Registration NO. 33-46279), filed with the Securities and Exchange Commission via Edgar on July 30, 2001.

(3) Alex. Brown Investment Management Code of Ethics, as amended through April 2002, filed herewith.

(q)      Powers of Attorney, filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Fund. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of the person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

None.

Item 25. Indemnification

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Fund is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of Investment Advisor

Describe any other business, profession, vocation or employment of a substantial nature that each investment advisor, and each director, officer or partner of the advisor, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Registrant's investment advisor, and no partner of Alex. Brown Investment Management, the Registrant's sub-advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.   Principal Underwriters

(a) State the name of each investment company (other than the Fund) for which each principal underwriter currently distributing the Fund's securities also acts as a principal underwriter, depositor or investment advisor.

ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, BT Investment Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Emerging Growth Fund, Inc., Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Deutsche Investors Funds, Inc. (formerly known as Flag Investors Funds, Inc., and prior thereto as Deutsche Funds, Inc.), Deutsche Investors Portfolios Trust (formerly known as Flag Investors Portfolios Trust, and prior thereto as Deutsche Portfolios), Morgan Grenfell Investment Trust.

Provide the information required by the following table for each director, officer or partner of each principal underwriter named in the response to Item 20.

Name and Principal Business      Position and Offices with Principal     Position and Offices with Registrant
Address*                         Underwriter
--------------------------------------------------------------------------------------------------------------
John Y. Keffer                   President and Director                  None
David R. Keffer                  Director                                None
Ronald H. Hirsch                 Treasurer                               None
Nanette K. Chern                 Chief Compliance Officer                None
David I. Goldstein               Secretary                               None
Benjamin L. Niles                Vice President                          None
Frederick Skillin                Assistant Treasurer                     None
Dana A. Lukens                   Assistant Secretary                     None

______________
*Two Portland Square
 Portland, Maine  04101

(c) Not applicable.


Item 28. Location of Accounts and Records

State the names and address of each person maintaining physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the rules under that section.

Investment Company Capital Corp., Registrant's investment advisor, administrator, transfer agent, dividend disbursing agent and accounting services provider, One South Street, Baltimore, Maryland 21202, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's sub-advisor ABIM, One South Street, Baltimore, MD 21202, by Registrant's Distributor, ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101, or by the Registrant's custodian, Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company), 100 Plaza One, Jersey City, NJ 07311.

In particular, with respect to the records required by Rule 31a-1(b)(1), ICCC and ABIM each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, and, in the case of ICCC, sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers is such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

Item 29. Management Services

Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or B disclosing the parties to the contract and the total amount paid and by whom for the Fund's last three fiscal years.

See Exhibit (g).

Item 30. Undertakings

Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Baltimore, and State of Maryland, on the 29th day of July, 2002.

                     FLAG INVESTORS VALUE BUILDER FUND, INC.

                                          By: /s/ Richard T. Hale
                                              -------------------
                                                  Richard T. Hale
                                                  Director and President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated:

*/s/Truman T. Semans              Chairman and Director                     July 29, 2002
    ----------------                                                        -------------
  Truman T. Semans                                                          Date

*/s/Richard T. Hale               Director and President                    July 29, 2002
    ---------------                                                         -------------
  Richard T. Hale                                                           Date

*/s/Richard R. Burt               Director                                  July 29, 2002
    ---------------                                                         -------------
  Richard R. Burt                                                           Date

*/s/Joseph R. Hardiman            Director                                  July 29, 2002
    ------------------                                                      -------------
  Joseph R. Hardiman                                                        Date

*/s/Louis E. Levy                 Director                                  July 29, 2002
    -------------                                                           -------------
  Louis E. Levy                                                             Date

*/s/Eugene J. McDonald            Director                                  July 29, 2002
    ------------------                                                      -------------
  Eugene J. McDonald                                                        Date

*/s/Carl W. Vogt                  Director                                  July 29, 2002
    ------------                                                            -------------
  Carl W. Vogt                                                              Date

*/s/Robert H. Wadsworth           Director                                  July 29, 2002
    -------------------                                                     -------------
  Robert H. Wadsworth                                                       Date

*/s/Charles A. Rizzo              Chief Financial and Accounting Officer    July 29, 2002
    ----------------                                                        -------------
  Charles A. Rizzo                                                          Date

*By: /s/Daniel O. Hirsch          Attorney-In-Fact                          July 29, 2002
     -------------------                                                    -------------
        Daniel O. Hirsch                                                    Date
  By Power of Attorney

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are
              authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the Flag Complex on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are
              authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the Flag Complex on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.